SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                     SECURITIES EXCHANGE ACT OF  1934

(Amendment No. ___ )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                       THE OMNI INVESTMENT FUND
            (Name of Registrant as Specified In Its Charter)

                   _________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


PAYMENT OF FILING FEE  (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _______________________

     (5)  Total fee paid: _____________________________________________________

[  ]  Fee paid previously with preliminary proxy materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ____________________________________________

     (2)  Form, Schedule or Registration Statement No.:
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     (4)  Date Filed: ________________________________________________________

                       THE OMNI INVESTMENT FUND
                      53 WEST JACKSON BOULEVARD
                       CHICAGO, ILLINOIS  60604

               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       To Be Held February 13, 1997

     A special meeting of the shareholders of The Omni Investment Fund (the "Fund"), a series of the Massachusetts business trust also known as The Omni Investment Fund (the "TRUST"), will be held at 10:00 a.m. (Chicago time), at the office of the Trust, 53 West Jackson Boulevard, Suite 818, Chicago, Illinois, on February 13, 1997, to vote on the following proposals:

PROPOSAL 1: To elect 10 Trustees of the Trust, in each case to serve until the next shareholders meeting held to elect Trustees and until their successors are elected and qualified;

PROPOSAL 2: To approve a new Investment Advisory Agreement in respect to the Fund between the Trust and Berger Associates, Inc. ("BERGER");

PROPOSAL 3: To approve a Sub-Advisory Agreement in respect to the Fund between Perkins, Wolf, McDonnell & Company ("PWM") and Berger;

PROPOSAL 4: To approve amendments to the Trust's Restated and Amended Declaration of Trust to permit the Fund's Board of Trustees to establish multiple classes of shares of any series of the Trust having such variations among classes as the Fund's Board of Trustees shall approve; and

PROPOSAL 5: To transact such other business as may properly come before the special meeting or any adjournment thereof.

     If Proposals 1, 2, 3, and 4 are approved, it is anticipated that the new Trustees will take office and the Investment Advisory Agreement with Berger, the Sub-Advisory Agreement with PWM, and the changes effected by the amendment to the Restated and Amended Declaration of Trust will become effective as soon as practicable after shareholder approval. Implementation of each of Proposals 1, 2, 3, and 4 is conditioned upon shareholder approval of each of the others. Accordingly, if any of these four Proposals is not approved by the shareholders, none of them will be implemented.

     YOUR BOARD OF TRUSTEES RECOMMENDS YOUR ELECTION OF THE SLATE OF TRUSTEES AND AFFIRMATIVE VOTE ON ALL OTHER PROPOSALS DESCRIBED HEREIN IN THE ATTACHED PROXY STATEMENT.

                                           By Order of the Board of Trustees,

                                           N. Theodore Hans
January 13, 1997                           Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                          TABLE OF CONTENTS

THE PROPOSALS TO BE VOTED UPON                                             2

INTRODUCTION                                                               3

PROPOSAL 1.  ELECTION OF NEW BOARD OF TRUSTEES TO SERVE UPON
             CONSUMMATION OF THE PROPOSED ARRANGEMENT                      5

BACKGROUND                                                                 5

NOMINEES FOR TRUSTEES                                                      5

EXISTING TRUSTEES AND OFFICERS                                            10

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,TRUSTEES,
TRUSTEE NOMINEES, AND EXECUTIVE OFFICERS                                  12

RECOMMENDATION OF THE TRUSTEES                                            13

PROPOSAL 2.  APPROVAL OF THE BERGER ADVISORY AGREEMENT                    13

BACKGROUND                                                                13

THE EXISTING AND PROPOSED ADVISORY AGREEMENTS                             16

BOARD CONSIDERATIONS                                                      22

RECOMMENDATION OF THE TRUSTEES                                            23

PROPOSAL 3.  APPROVAL OF THE SUB-ADVISORY AGREEMENT                       23

BACKGROUND                                                                23

THE SUB-ADVISORY AGREEMENT                                                23
BOARD CONSIDERATIONS                                                     26

RECOMMENDATION OF THE TRUSTEES                                           27

PROPOSAL 4.APPROVAL OF AMENDMENTS TO THE TRUST'S DECLARATION OF
TRUST TO PERMIT THE CREATION OF CLASSES OF SHARES                        27

BACKGROUND                                                               27

SUMMARY OF AMENDMENT                                                     27

BOARD CONSIDERATIONS                                                     29

VOTES NEEDED TO ADOPT PROPOSALS                                          30

GENERAL INFORMATION                                                      31

OTHER INFORMATION                                                        32

APPENDIX A                                                              A-1

APPENDIX B                                                              B-1

APPENDIX C                                                              C-1

APPENDIX D                                                              D-1

                            THE OMNI INVESTMENT FUND
                           53 West Jackson Boulevard
                            Chicago, Illinois  60604

                               PROXY STATEMENT
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS

                       To Be Held on February 13, 1997

     This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by the Board of Trustees on behalf of The Omni Investment Fund, a Massachusetts business trust (the "TRUST"), to be used at the Special Meeting of Shareholders (the "MEETING") to be held on February 13, 1997, at 10:00 a.m. (Chicago time), at the office of the Trust, 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, as further described below.

     Shareholders of record at the close of business on December 30, 1996 (the "RECORD DATE") are entitled to attend and to vote at the Meeting and at any and all adjournments of the Meeting. On the Record Date, there were outstanding _____ shares (the "SHARES") of the only outstanding series of the Trust, also known as The Omni Investment Fund (the "FUND"). Each proposal and each item of other business which may properly come before the Meeting will be voted on separately by the shareholders of the Fund. The holders of Shares shall be entitled to one vote for each full Share and a fractional vote for each fractional Share.

     If the accompanying form of Proxy is properly executed, returned in time to be voted at the Meeting, and unrevoked, the Shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder(s). In the event that the shareholder signs and returns the Proxy, but does not indicate a choice as to any of the proposals on the Proxy, the persons named in
the accompanying Proxy will vote those shares in favor of all proposals.   An
executed and returned Proxy may nevertheless be revoked by a shareholder at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally and voting at the Meeting.

     This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and Proxy are first being mailed to shareholders on or about January 13, 1997. The cost of preparing and mailing the Notice of Special Meeting of Shareholders, the Proxy, this Proxy Statement, and any additional proxy material will be borne by the Fund's current investment adviser, Perkins, Wolf, McDonnell & Company ("PWM"), which in turn will be reimbursed by Berger Associates, Inc. ("BERGER") for such cost. Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile, or personal interview conducted by certain officers or employees of the Trust or PWM.
The Trust may engage the services of a proxy solicitation firm to solicit proxies. The expenses associated with engaging a proxy solicitation firm cannot be reasonably estimated at this time. If such expenses are incurred, they will be paid by PWM and reimbursed by Berger. The Trust will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the Shares as of the Record Date.

     The most recent annual and semi-annual reports of the Fund have been mailed to shareholders. If you have not received these reports or would like to receive an additional copy, without charge, please call the Fund at (800) 223-790 and they will be sent by first-class mail.

                      THE PROPOSALS TO BE VOTED UPON

     At the Meeting, Shareholders will be asked to vote their Shares:

     1.  To elect 10 Trustees of the Trust;

     2. To approve a new Investment Advisory Agreement in respect of the Fund between the Fund and Berger (the "BERGER ADVISORY AGREEMENT");

     3. To approve a Sub-Advisory Agreement between Berger and PWM (the "SUB-ADVISORY AGREEMENT");

     4. To amend the Fund's Amended and Restated Declaration of Trust, dated April 19, 1990 (as amended on September 30, 1994 and December 12, 1996, the "DECLARATION OF TRUST") to permit the Fund's Board of Trustees to establish multiple classes of shares within each series of the Trust; and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     YOUR BOARD OF TRUSTEES RECOMMENDS YOUR ELECTION OF THE SLATE OF TRUSTEES AND AFFIRMATIVE VOTE ON ALL OTHER PROPOSALS.

     If Proposals 1, 2, 3 and 4 are approved, it is anticipated that the new Trustees will take office and the Berger Advisory Agreement, the Sub-Advisory Agreement, and the changes effected by the amendment to the Declaration of Trust
will become effective as soon as practicable after shareholder approval.   The
implementation of each of Proposals 1, 2, 3, and 4 is conditioned upon shareholder approval of each of the others. Accordingly, if any of these four Proposals is not approved by the shareholders, none of them will be implemented.

                              INTRODUCTION

     BACKGROUND. On November 18, 1996, PWM and Berger entered into an agreement (the "NOVEMBER 18 AGREEMENT") which would facilitate the Fund becoming part of the Berger Funds family of mutual funds. Specifically, the November 18 Agreement, among other things, proposes that Berger become the investment adviser to the Fund under a new Investment Advisory Agreement, PWM become the sub-adviser to the Fund under a Sub-Advisory Agreement, the Fund adopt a multiple class share structure offering two classes of shares (having such variations as the Board of Trustees shall approve), and 10 new Trustees be elected to the Board of Trustees (the "PROPOSED ARRANGEMENT"). The November
18 Agreement requires PWM and Berger to use their reasonable best efforts to cause such proposals to be approved and implemented. It is expected that the Proposed Arrangement will be consummated on February 14, 1997, upon the satisfaction of specified terms and conditions of the Agreement and the approvals by the Fund shareholders of the relevant parts of the Proposed Arrangement.

     No change in the day-to-day portfolio management of the Fund or in the Fund's investment objective or approach is anticipated in connection with the Proposed Arrangement. Under the new Sub-Advisory Agreement, PWM would continue to manage the portfolio of the Fund using the same investment advisory personnel who have been responsible for managing the Fund's investments since the Fund commenced operation in 1985.

     To emphasize the Fund's membership in the Berger Funds family, the name of the Trust will be changed to "Berger Omni Investment Trust." To correlate the Fund's name more closely with its investment emphasis and with its portfolio manager's investment style, the Board of Trustees of the Fund renamed the Fund the "Berger Small Cap Value Fund" at a meeting held on December 12, 1996, to become effective upon the consummation of the Proposed Arrangement. Shareholder approval of the name changes is not required.

     Upon the consummation of the Proposed Arrangement, (a) the shares held by the existing shareholders (on the date of such consummation) will be redesignated as "Institutional Shares" and otherwise will be unchanged, and (b) a new class of "Investor Shares" will be created. The implementation of a new class of Investor Shares will not alter your rights and privileges as an existing shareholder of the Fund (i.e., an Institutional Shareholder), nor will it affect the net asset value of your investment.

     Additional information regarding the rights and obligations of PWM and Berger under the November 18 Agreement and other significant aspects of the Proposed Arrangement which you should consider before voting your shares are set forth on Appendix A attached hereto.

     REDUCTION IN OVERALL FUND EXPENSES. If approved, the new Investment Advisory Agreement under the Proposed Arrangement will result in a reduction in the advisory fee payable by the Fund from the annual rate of 1.00% to .90% of the Fund's average daily net assets. On the other hand, certain items of expense are expected to go up under the Proposed Arrangement, such as custodian fees, since before January 1, 1997, the Fund's adviser was acting as the Fund's custodian. As of January 1, 1997, the Fund engaged an unaffiliated custodian and engaged certain other outside professional service organizations to serve the Fund, as discussed in more detail in Appendix A attached hereto. However, the Fund's overall expenses are expected to go down under the Proposed Arrangement, as reflected in the following table:

                       FUND EXPENSES -- INSTITUTIONAL SHARES
                (In dollars and as a percentage of average net assets)

                                  YEAR ENDED        IF PROPOSED ARRANGEMENT
                               12/31/96 Actual          HAD BEEN IN EFFECT*
                               ----------------     ------------------------

Investment Advisory Fee         $______   1.00%       $________    .90%

Other Expenses                 $______   .[56]%      $________    .[38]%

Total Fund Operating Expenses  $______   1.[56]%     $________    1.[28]%

     * For comparability with the 1996 actual year-end data, this column shows adjusted expense data for the class of shares known as Institutional Shares, since all shares outstanding during 1996 will be designated as Institutional Shares if the Proposed Arrangement is consummated.

     Despite the reduction in expenses anticipated if the Proposed Arrangement is implemented, the Fund is expected to enjoy an enhanced level of service when it becomes part of the Berger Funds family and is expected to be able to offer to its shareholders services and other conveniences that the Fund was unable to offer previously, as described in more detail in the following pages.

      Your Board of Trustees carefully considered and approved the Proposed Arrangement, having concluded that it is in the best interests of the Fund and its shareholders. Accordingly, Proposals 1, 2, 3 and 4 are submitted for shareholder approval and the Board unanimously recommends that shareholders vote "FOR" each of the Proposals. Because the various elements of the Proposed Arrangement are interrelated, all four of the Proposals must be approved by shareholders or none of them will be implemented.

PROPOSAL 1.  ELECTION OF NEW BOARD OF TRUSTEES TO SERVE UPON CONSUMMATION OF THE
             PROPOSED ARRANGEMENT

                                BACKGROUND

    The Board of Trustees of the Fund currently consists of five Trustees.   In
accordance with its obligations under the November 18 Agreement, PWM has agreed to use its reasonable best efforts, consistent with its fiduciary duties, to
cause the number of Trustees to increase to 10.   Pursuant to its authority
under the Declaration of Trust, on December 12, 1996, the Board of Trustees
authorized an increase in the size of the Board to 10 Trustees.   Further, in
accordance with its obligations under the November 18 Agreement, PWM has agreed to use its reasonable best efforts, consistent with its fiduciary duties, to
(a) cause the resignation of the Trust's current Trustees and executive officers, and (b) obtain (i) the nomination, selection, and recommendation by the current Trustees, and the election by the shareholders, of the trustees of the mutual funds advised by Berger as the Trustees of the Fund and (ii) the appointment of executive officers of Berger as the executive officers of the Trust. In addition, Berger and PWM have agreed to use their best efforts so that, for a period of three years after the consummation of the Proposed Arrangement, at least 75% of the Trustees are not "interested persons" (as defined in the 1940 Act) of PWM or Berger, or of any entity which succeeds Berger as investment adviser to the Fund.

     It is proposed that, contingent upon the consummation of the Proposed Arrangement, the shareholders elect each of the 10 individuals described below as a Trustee to hold office during the lifetime of the Trust or until his or her death, retirement, resignation, or removal from office. Each nominee has consented to being named in this Proxy Statement and to serve as a Trustee if elected. It is not expected that any of such nominees will later decline or become unavailable for election. In case this should happen, however, the discretionary power given in the Proxy may be used to vote for a substitute nominee or nominees. The Proxies solicited hereby cannot be voted by shareholders for persons other than the nominees named.

                         NOMINEES FOR TRUSTEES

      TRUSTEE NOMINEES. The current Trustees, each of whom will resign as a Trustee upon the consummation of the Proposed Arrangement, have nominated the 10 individuals described below for election as new Trustees of the Fund. Each of the nominees serves as a trustee for other Berger Funds. The name, age, address, and principal occupation, and directorships in other publicly held companies during at least the last five years of each nominee for election as Trustee are set forth below:

DENNIS E. BALDWIN (Age: 68), 3481 South Race Street, Englewood, Colorado  80110.

          President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, and Berger/BIAM Worldwide Portfolios Trust.

* WILLIAM M. B. BERGER (Age: 71), 210 University Boulevard, Suite 900, Denver, Colorado 80206. Director and, formerly (1974-1994), President of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust since its inception in August 1993 (Chairman of the Trustees through November 1994). Trustee of Berger Institutional Products Trust since its inception in October 1995. Trustee of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Chairman (since 1994) and a Director (since 1973) and, formerly (1973-1994), President of Berger.

LOUIS R. BINDNER (Age: 71), 1075 South Fox, Denver, Colorado  80223.  President,
        Climate Engineering, Inc. (building environmental systems). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, and Berger/BIAM Worldwide Portfolios Trust.

KATHERINE A. CATTANACH (Age: 51), 384 South Ogden, Denver, Colorado  80209.
        Managing Principal, Sovereign Financial Services, L.L.C. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, and Berger/BIAM Worldwide Portfolios Trust.

LUCY BLACK CREIGHTON (Age: 69), 1917 Leyden Street, Denver, Colorado 80220.
       Associate, University College, University of Denver. Formerly, President of the Colorado State Board of Land Commissioners (1989-1995), and Vice President and Economist (1983-1988), and Consulting Economist
       (1989) for First Interstate Bank of Denver.  Ph.D. in Economics
       (Harvard University). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, and Berger/BIAM Worldwide Portfolios Trust.

PAUL R. KNAPP (Age: 51), 33 North LaSalle Street, Suite 1920, Chicago, Illinois
        60602. Since 1991, Director, Chairman, President and Chief Executive Officer of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions) and Catalyst Consulting (international financial institutions business consulting firm). Formerly (1988-1991), Director, President and Chief Executive Officer of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, and Berger/BIAM Worldwide Portfolios Trust.

* GERARD M. LAVIN (Age: 54), 210 University Boulevard, Suite 900, Denver, Colorado 80206. President and a Trustee of Berger/BIAM Worldwide Portfolios Trust and Berger/BIAM Worldwide Funds Trust since their inception in May 1996. President and a Trustee of Berger Institutional Products Trust since its inception in October 1995. President and a director since April 1995 of Berger. Member and Chairman of the Board of Managers and a Chief Executive Officer of the Management Committee of BBOI Worldwide LLC since November 1996. Vice President of DST
        Systems, Inc. ("DST") (data processing) since July 1995. Director of First of Michigan Capital Corp. (holding company) and First of Michigan Corp. (broker-dealer) since March 1995. Formerly President and Chief Executive Officer of Investors Fiduciary Trust Company ("IFTC") (banking) (February 1992 to March 1995) and Chief Operating Officer of SUNAMERICA Asset Management Co. (money management) (January 1990 to February 1992).

HARRY T. LEWIS, JR. (Age: 63), 370 17th Street, Suite 3560, Denver, Colorado
        80202. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, and Berger/BIAM Worldwide Portfolios Trust.

MICHAEL OWEN (Age: 59), 412 Reid Hall, Montana State University, Bozeman,
        Montana 59717. Since 1994, Dean and, from 1989 to 1994, a member of the Finance faculty of the College of Business, Montana State University. Self- employed as a financial and management consultant, and in real estate development. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger 100 Fund and Berger Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, and Berger/BIAM Worldwide Portfolios Trust.

WILLIAM SINCLAIRE (Age: 68), 3049 S. Perry Park Road, Sedalia, Colorado  80135.
        President, Sinclaire Cattle Co., and private investor. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, and Berger/BIAM Worldwide Portfolios Trust.
-------------------------------------------
     * If elected and upon consummation of the Proposed Arrangement, Messrs. Berger and Lavin would be "interested persons" (as defined in the 1940 Act) of the Fund and of Berger by virtue of their positions with the Fund and/or with Berger.

     REMUNERATION OF BERGER TRUSTEE NOMINEES AND OFFICERS. For the period ended December 31, 1996, each of the nominees for Trustee who was not an interested person of any of the Berger Funds or their adviser was compensated for services as a trustee or director of the Berger Funds with the fees shown on the following table, which are composed of an annual retainer and a per meeting fee. Since the Fund was not part of the Berger Funds family during that period, none of the fees shown were borne by the Fund. If the Proposed Arrangement is implemented and the Fund becomes part of the Berger Funds family, the Fund will bear its pro rata share of Trustee compensation, along with all the other Berger Funds, of which there are currently 10.


NAME AND POSITION              AGGREGATE                 AGGREGATE
WITH BERGER FUNDS          COMPENSATION FROM           COMPENSATION(1)
                               THE FUND                 FROM ALL 10
                                                       BERGER FUNDS(2)
Dennis E. Baldwin(3)             $0*                      $_____
William M.B. Berger(3),(5)       $0*                      $  0
Louis R. Bindner(3)              $0*                      $_____
Katherine A. Cattanach(3)        $0*                      $_____
Lucy Black Creighton(3)          $0*                      $_____
Paul R. Knapp(3)                 $0*                      $_____
Gerard M. Lavin(4),(5)           $0*                      $  0
Harry T. Lewis(3)                $0*                      $_____
Michael Owen(3)                  $0*                      $_____
William Sinclaire(3)             $0*                      $_____

     * The trustee nominees named above were not Trustees of the Fund during the fiscal year ended December 31, 1996, and accordingly did not receive any compensation from the Fund during that fiscal year.

     (1) Directors/trustees who are not interested persons of Berger received as a group compensation from the 10 Berger Funds of approximately $__________ for the year ended December 31, 1996. Of the aggregate amounts shown for each trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $_______; Louis R. Bindner $____________; Katherine A. Cattanach $_____________; Lucy Black Creighton $___________; Paul
R. Knapp $____________; Harry T. Lewis $______________; Michael Owen
$_____________; William Sinclaire $______________.

     (2) Includes Berger 100 Fund, Berger Growth and Income Fund and Berger Investment Portfolio Trust (two funds), Berger Institutional Products Trust (three funds), Berger/BIAM Worldwide Portfolios Trust and Berger/BIAM Worldwide Funds Trust (three funds). The Fund was not part of the Berger Funds complex during the fiscal year ended December 31, 1996.

     (3) Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.

     (4) Trustee of Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.

     (5) Is anticipated to become an "interested person" of the Fund or the Fund's adviser or sub-adviser.
     Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by certain of the Berger Funds. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to a Securities and Exchange Commission ("SEC") exemptive order, those Berger Funds that have adopted the plan are permitted to purchase shares of the designated funds in order to offset their obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The obligation of a Berger Fund to make payments of deferred fees under the plan is a general obligation of that fund.

     APPOINTMENT OF NEW EXECUTIVE OFFICERS. In accordance with its obligations under the November 18 Agreement, PWM has agreed to use its reasonable best efforts, consistent with its fiduciary duties, to cause the resignation of the current officers of the Trust and cause the current Trustees to appoint officers and/or employees of Berger as officers of the Trust. If the Proposed Arrangement is consummated, the current officers are expected to resign and the following individuals are expected to be appointed as new executive officers of the Trust:

     GERARD M. LAVIN (Age: 54), President

     CRAIG D. CLOYED (Age:  50), Vice President

     KEVIN R. FAY (Age: 41), Vice President, Secretary and Treasurer

     The address of each of the persons referred to above is 210 University Boulevard, Suite 900, Denver, Colorado 80206.

                   EXISTING TRUSTEES AND OFFICERS

     EXISTING TRUSTEES AND OFFICERS. If the Proposed Arrangement is not consummated, the election of new Trustees and the appointment of new executive officers would not be effected, and the Trust's current Trustees and officers would continue in office for the life of the Trust or until their death, retirement, resignation, or removal from office. The name of each existing Trustee and officer, his age, address, current principal occupation during at least the last five years, the year in which he was first elected to the Board of Trustees, and his directorships in other publicly held companies are set forth below:

*ROBERT H. PERKINS (Age: 56), 1424 Darmouth Road, Flossmoor, Illinois  60422.
        President and Trustee of the Fund since ______ 1985. Chief Executive Officer and Secretary of PWM since January 1981.

*GREGORY E. WOLF (AGE: 47), 529 South Beverly Place, Lake Forest, Illinois
        60045.  Treasurer and Trustee of the Fund since _____1985.   President
        and Director of PWM since October 1981.

BURT W. ENGELBERG (Age: 42), 1457 North Oakley, Chicago, Illinois  60622.
        Trustee of the Fund since _____1985.   Attorney with Martin Cohn &
        Associates, Ltd., Chicago, Illinois, since 1985.
JOHN R. HALL (Age: 54), 216 North Grant Street, Hinsdale, Illinois  60521.
        Trustee of the Fund since _____ 1985. President of Goose Island Beer Co., a microbrewery, since 1994. President and Director of Lincoln Park Brewery, Inc., a microbrewery, since 1987; Director of [IBS, a trade organization for the ________ industry], since 1989. Broker with Dreher & Associates, a financial consulting firm, since 1989.

KEITH L. COOK (Age: 69), 2527 Hacienda Drive, Dubuque, Iowa 52002. Trustee of the Fund since _____1988. Private investor. Formerly Vice-President and Associate Director of the Investment Advisory Division of Kemper Financial.

N. THEODORE HANS (Age: 36), 27 Blodgett, Clarendon Hills, Illinois 60514. Secretary of the Fund since January 1996. Account Executive at PWM since 1994. Manager at DST in 1993. Arbitrage Clerk at H.Q. Trade from 1991 to 1993.

-----------------------------------------
* Messrs. Perkins and Wolf are interested persons (as defined in the 1940 Act) of the Fund and PWM, as the current investment adviser to the Fund, by virtue of their offices with the Trust and/or PWM.

     TRUSTEES' AND COMMITTEE MEETINGS.  During its most recent fiscal year, the
Fund's Board of Trustees held           meetings.  The Board of Trustees has no
audit, compensation or nominating committee. Each of the Trustees attended at least 75% of the total number of meetings of (a) the Board of Trustees and (b) all committees of the Board of Trustees on which he served, in each case during the periods that he served. If elected, the Trustee nominees would expect to appoint audit and nominating committees, each comprised of all Trustees who are not interested persons of the Fund. The nominating committee does not intend to routinely consider nominees recommended by shareholders.

     REMUNERATION OF EXISTING TRUSTEES AND OFFICERS. Officers and Trustees who are interested persons of the Fund receive no compensation from the Fund.

     In the last fiscal year, each Trustee of the Fund who was not an interested person of the Fund was compensated as set forth in the following table:

NAME AND POSITION                                 AGGREGATE MEETING
     WITH FUND                                           FEES
---------------------------------------------------------------------------
Robert H. Perkins
President and Trustee                                    $  0

Gregory E. Wolf
Treasurer and Trustee                                    $  0

Burt W. Engelberg
Trustee                                                  $__

John R. Hall
Trustee                                                  $__

Keith L. Cook
Trustee                                                  $__

     CERTAIN RELATIONSHIPS. Although the Trustees are not paid any additional compensation pursuant to any standard or other arrangement, each Trustee may currently engage in securities transactions brokered by PWM, in its capacity as a broker-dealer, free of charge as a gratuity for his service as a member of the Board of Trustees. For the fiscal year ended December 31, 1996, the value of free brokerage services received by all of the Trustees was less than $1,300. The provision of free brokerage services to the Trustees by the Fund's investment adviser will not continue if the Proposed Arrangement is consummated.

               SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
            TRUSTEES, TRUSTEE NOMINEES, AND EXECUTIVE OFFICERS

     The following table sets forth information as of November 11, 1996, with respect to the beneficial ownership of Shares by the existing Trustees and executive officers of the Trust, all existing Trustees and executive officers as a group, Fund shareholders known by the Trust to own beneficially more than 5% of the Shares, and nominees for Trustees. The information appearing in the following table has been furnished by or on behalf of the indicated shareholders and/or reflects record ownership as shown in the Fund's share transfer records.

NAME OF BENEFICIAL OWNER               AMOUNT AND              PERCENT OF
  AND ADDRESS (IF NOT               NATURE OF BENEFICIAL       OUTSTANDING
    FURNISHED ABOVE)                   OWNERSHIP                  SHARES
------------------------------------------------------------------------------
Robert H. Perkins                  31,453.767 Shares               1.58%

Gregory H. Wolf                     1,701.640 Shares                *

Burt W. Engelberg                   1,203.381 Shares                *

John R. Hall                        5,329.988 Shares                *

Keith L. Cook                      35,407.048 Shares               1.78%

N. Theodore Hans                       57.267 Shares                *

Existing Trustees and Officers
of the Fund as a Group             75,152.710 Shares               3.78%

United Missouri Bank of
Kansas City, N.A.,
as trustee for the Kansas City
Southern Industries, Inc.
Profit Sharing Plan
1010 Grand
Kansas City,  Missouri  64106     397,071.166 Shares              19.96%

     *  Percent of outstanding shares held is less than 1%.

                    RECOMMENDATION OF THE TRUSTEES

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE TRUSTEE NOMINEES DESCRIBED ABOVE.

PROPOSAL 2.  APPROVAL OF THE BERGER ADVISORY AGREEMENT

                            BACKGROUND

     In accordance with its obligations under the November 18 Agreement, PWM has agreed to use its reasonable best efforts, consistent with its fiduciary duties, to obtain the necessary approvals of the Berger Advisory Agreement. It is proposed that the shareholders adopt the Berger Advisory Agreement attached hereto as APPENDIX B. If the Proposed Arrangement is not consummated, the Berger Advisory Agreement will not be effected, and the existing PWM Advisory Agreement would continue in effect.

     PROPOSED INVESTMENT ADVISER. Berger, whose business address is 210 University Boulevard, Suite 900, Denver, Colorado 80206, is the proposed new investment adviser to the Trust (with respect to the Fund). Berger has been in the investment advisory business for over 20 years. Berger currently serves as
(a) the registered investment adviser, sub-adviser, administrator or sub-administrator for 12 mutual funds (including Berger New Generation Fund, Berger 100 Fund, Berger Growth and Income Fund, Berger Small Company Growth Fund, Berger IPT-100 Fund, Berger IPT-Growth and Income Fund, Berger-IPT Small Company Growth Fund, Berger/BIAM International Fund, Berger/BIAM International Institutional Fund and Berger/BIAM International CORE Fund) and (b) as adviser to pension and profit-sharing plans, institutional and private investors. Berger had mutual fund assets under management of more than $3.6 billion as of September 30, 1996.

     Berger is controlled by Kansas City Southern Industries, Inc. ("KCSI"), which owns approximately 80% of the outstanding shares of Berger. KCSI is a publicly traded holding company whose principal subsidiaries are engaged in transportation services and financial asset management. KCSI also owns approximately 41% of the outstanding shares of DST, a publicly traded information and transaction processing company which acts as the Trust's current sub-transfer agent. [ __________________ and _______________ own _________% and
________% of the outstanding shares of Berger, respectively.]

     The directors of Berger are Messrs. William M. B. Berger, Gerard M. Lavin, Rodney L. Linafelter (210 University Boulevard, Suite 900, Denver, CO 80206), and Landon H. Rowland (114 West 11th Street, Kansas City, MO 64105). If the Proposed Arrangement is consummated, Mr. Berger, Chairman of Berger, is expected to serve as Trustee and a director of the Fund, Mr. Lavin, President, Chief Executive Officer of Berger, is expected to serve as President and Trustee of the Fund. Craig D. Cloyed, Vice President and Chief Marketing Officer of Berger, is expected to serve as Vice President of the Fund. Kevin R. Fay, Vice President-Administration and Finance, Secretary and Treasurer of Berger, is expected to serve as Vice President, Secretary and Treasurer of the Fund.

     The following table sets forth, with respect to other Berger-advised or sub-advised mutual funds having a similar investment objective to the Fund, (a) the names of such other funds, (b) their size (in terms of total net assets),
(c) the maximum contract rate of Berger's compensation from such other funds, and (d) the actual rate of compensation paid by the funds for the most recently completed fiscal year end after voluntary waivers.

BERGER-ADVISED       FUND SIZE     RATE OF BERGER'S      RATE OF COMPENSATION
  FUND NAME          (as of 9/30/96) COMPENSATION FROM    AFTER VOLUNTARY WAIVER
                      (000'S)        FUND           (for last fiscal year end)
------------------------------------------------------------------------------

Berger 100 Fund      $2,012,706          0.75%                0.75%

Berger Growth and
Income Fund             315,538          0.75%                0.75%

Berger Small
Company Growth Fund     871,417          0.90%                0.90%

Berger New
Generation Fund         116,908          0.90%                0.71%

Berger/BIAM
International
Portfolio(1)                0            0.90%                N/A(1)

Berger IPT -
100 Fund(2)                 287          0.75%                N/A(2)

Berger IPT -
Growth and
Income Fund(2)              267          0.75%                N/A(2)

Berger IPT -
Small Company
Growth Fund(2)              275          0.90%                N/A(2)

Berger Capital Growth
Portfolio of the
American Skandia
Trust(3)                117,403          0.55%(3)             N/A(3)

New England Star
Advisers Fund --
Berger Advised
Segment(4)              173,313          0.55%(4)             N/A(4)

     (1) The Berger/BIAM International Portfolio, the master portfolio of the Berger/BIAM International Fund and Berger/BIAM International Institutional Fund, Berger/BIAM International CORE Fund, is advised by BBOI Worldwide LLC, a limited liability company 50% of which is owned by Berger. The Berger/BIAM International Portfolio commenced operations in October 1996, and has not completed a fiscal year of operations.

     (2) Shares of these funds are not sold to the general public. Each of these funds is sold exclusively to insurance companies in connection with investment in and payments under variable annuity contracts and variable life insurance contracts. The funds commenced operations on May 1, 1996, and have not completed a fiscal year of operations.

     (3) As sub-adviser, Berger is paid a fee at an annual rate of 0.55% of the portfolio's net assets not in excess of $25 million; 0.50% of the portion of net assets in excess of $25 million but not in excess of $50 million; and 0.40% of the portion in excess of $50 million.

     (4) As sub-adviser, Berger is paid a fee at an annual rate of 0.55% of the first $50 million of the daily net assets of the segment of the fund that it manages and 0.50% of such assets in excess of $50 million.

     CURRENT INVESTMENT ADVISER.   PWM currently serves as the Fund's investment
adviser pursuant to an Investment Advisory Agreement, dated May 17, 1990 (the "PWM Advisory Agreement"). The PWM Advisory Agreement was last submitted to a vote of the Fund shareholders on ___________, 1990, for the purpose of approving such agreement upon the Fund's reorganization from a Delaware corporation to a Massachusetts business trust. If the Proposed Arrangement is consummated, the PWM Advisory Agreement will terminate and Berger will become the investment adviser of the Fund. If the Proposed Arrangement is not consummated, the Berger Advisory Agreement will not be entered into and the PWM Advisory Agreement will continue in effect.

     PWM, located at Suite 818, 53 West Jackson Boulevard, Chicago, Illinois 60604, was organized as a Delaware corporation in 1980 under the name Mac-Per-Wolf Co. to operate primarily as a securities broker-dealer. In September 1983, PWM changed its name to "Perkins, Wolf, McDonnell & Company." PWM is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in

1984, became registered as an investment adviser with the SEC. PWM has operated as the Fund's investment adviser since the Fund's commencement of investment operations in February 1985.

     Messrs. Perkins and Wolf own 49% and 20% of PWM's outstanding common stock, respectively. Mr. Perkins' brother, Thomas M. Perkins, and Mr. Perkins' son, Todd H. Perkins, own _____% and ______%, respectively, of PWM. The directors of PWM are Messrs. Perkins and Wolf. The officers of PWM are Messrs. Wolf (President) and Perkins (Secretary). The business address of each of the persons referred to above is Suite 818, 53 West Jackson Boulevard, Chicago, Illinois 60604.

                THE EXISTING AND PROPOSED ADVISORY AGREEMENTS

     The Berger Advisory Agreement is similar in many respects to the PWM Advisory Agreement. The Berger Advisory Agreement contains many of the material terms of the PWM Advisory Agreement, but reflects the proposed change of the investment adviser from PWM to Berger and incorporates additional provisions designed to clarify and supplement the rights and obligations of the parties. The following summarizes certain material features of the PWM Advisory Agreement and the Berger Advisory Agreement (collectively, the "Advisory Agreements") and other relevant matters in your consideration of the Berger Advisory Agreement:


KEY FEATURES OF THE ADVISORY AGREEMENTS

     ADVISORY SERVICES.  The PWM Advisory Agreement currently requires PWM to
(a) manage the investment and reinvestment of the Fund's assets, subject to the overall control of the Board of Trustees, and (b) cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of PWM, and the investment considerations which gave rise to those recommendations. The Trust, however, shall regard the investment advice and recommendations of PWM as being advisory only, and shall retain full control over its own investment policies. Although the PWM Advisory Agreement does not expressly permit PWM to engage a sub-adviser, under the Declaration of Trust, the appointment by the Trustees of one or more sub-advisers is permitted.

     The Berger Advisory Agreement is similar to the PWM Advisory Agreement in that Berger will be appointed by the Trust as investment adviser and manager with respect to the Fund. Under the Berger Advisory Agreement, Berger would be responsible for (a) managing the investment operations of the Fund and the composition of its investment portfolio and determine what securities and other assets of the Fund will be acquired, held, disposed of, or loaned, (b) causing its officers to attend meetings and furnish oral or written reports in order to fully inform the Trustees and appropriate officers as to the condition of the investment portfolio, (c) supervising the purchase and sale of securities as directed by the Trust's officers or sub-adviser, (d) maintaining the books and records of the Trust as required by applicable law, and (e) furnishing the

Trustees with such periodic and special reports as the Trustees reasonably request. Under the Berger Advisory Agreement, Berger is authorized to engage a sub-adviser to fulfill its obligations.

     ADVISORY FEE. Under the provisions of both Advisory Agreements, the Fund is required to pay the adviser a monthly fee equal to a stated percentage per annum of its average daily net assets. The annual advisory fee payable to PWM for the performance of its advisory services under the PWM Advisory Agreement is 1.00% of the Fund's annual net asset value (computed on the net asset value of the Fund as of the close of business each day and payable monthly). The adoption of the proposed Berger Advisory Agreement would result in a reduction of the advisory fee payable by the Fund from the annual rate of 1.00% to 0.90% of the Fund's average daily net assets.

     The advisory fee received by PWM from the Fund in the fiscal year ended December 31, 1996 was $__________. The advisory fee which Berger would have received had the proposed Berger Advisory Agreement been in effect for such fiscal year is $________, or a 10% reduction in the amount of the advisory fee paid for such year.

     OPERATING EXPENSES BORNE BY ADVISER AND THE FUND. Both Advisory Agreements provide that the adviser shall bear the following expenses relating to the Fund's operations: (a) reasonable compensation of interested officers, Trustees, and other personnel of the Fund and (b) rental of the Fund's offices and facilities for conducting the business of the Fund. In addition, the Berger Advisory Agreement requires Berger to bear all fees of any sub-adviser which it engages.

     Under each Advisory Agreement, the Fund is responsible for all expenses incidental to its organization, operations and business not specifically assumed by PWM or Berger, as the case may be. These expenses include, but are not limited to, the advisory fee, interest, taxes, brokerage fees, fees to certain Trustees, legal, accounting and printing expenses, custodian, registrar, dividend disbursement agent, and transfer agent expenses, administrative, clerical, recordkeeping and bookkeeping expenses, expenses of preparing and filing reports and tax returns with regulatory authorities, expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices and reports to shareholders, fees, dues and expenses incurred in connection with membership in any trade association, expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, and sale of shares of the Trust, share issuance costs, and certain registration costs.

     ADMINISTRATIVE SERVICES. Both Advisory Agreements provide that the adviser is entitled to compensation, or reimbursement of expenses in connection with the adviser's performance of certain administrative and clerical functions on behalf of the Fund, including transfer agency, registry, dividend disbursing, recordkeeping, and bookkeeping services and preparation of reports and returns. Under each such agreement, the administrative services compensation shall be a fee to be mutually agreed upon by the Trust and PWM or Berger, as the case may be. For the fiscal year ended December 31, 1996, PWM did not charge a fee for any administrative and clerical services performed.

     If the Proposed Arrangement is consummated, Berger will serve as the Fund's administrator, pursuant to an Administrative Services Agreement which is discussed below under "Other Considerations".

     DISTRIBUTION AND PROMOTIONAL EXPENSES. The PWM Advisory Agreement requires PWM to bear all expenses of promoting the sale of the shares of the Fund (other than expenses incurred in complying with federal and state laws applicable to the issue, offer or sale of shares of the Fund). Although Berger is not required to bear any expenses relating to the promotion or distribution of Fund shares, it may do so at its election. For information regarding the promotion and distribution expenses if the Proposed Arrangement is consummated, see "Other Considerations".

     BROKERAGE ALLOCATION. Both Advisory Agreements set forth specific terms as to brokerage transactions and the adviser's use of broker-dealers. For example, the adviser must place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Each Advisory Agreement also provides that the adviser must seek the best execution of each transaction and permits the adviser to pay commissions to brokers that may be higher than another broker would have charged if the adviser makes a good faith determination that the commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser. Each Advisory Agreement further provides that the adviser may also consider the sales of Fund shares by particular brokers as a factor in the selection of brokers for its portfolio transactions. Each adviser may select a broker with which it or any of its affiliates or the Fund is affiliated.

     The Berger Advisory Agreement also provides that purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of Berger. In such cases, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by Berger to be fair and equitable to each client. In some cases, this allocation could have a detrimental effect on the results achieved by the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

     For the fiscal year ended December 31, 1996, PWM, in its capacity as a broker-dealer, executed all portfolio transactions for the Fund. All brokerage commissions paid by the Fund in the fiscal year ended December 31, 1996 were paid to PWM and the aggregate amount of such commissions was $_________.

     TERM AND TERMINATION. The PWM Advisory Agreement is dated May 17, 1990, and by renewal, will continue in effect until May 17, 1997. The Berger Advisory Agreement will continue in effect from its effective date (i.e., the consummation of the Proposed Arrangement) until April 30, 1998. After its initial term, each Advisory Agreement continues from year to year (subject to termination as hereinafter described) if approved annually by the shareholders or Board of Trustees and, in either case, by a majority of the Trustees who are not interested persons of the Fund by a vote in person at a meeting called for such purpose, all as required by the 1940 Act.

     Under both Advisory Agreements, the Trust may terminate the Advisory Agreement without penalty on not less than 60 days' written notice when authorized by either a vote of shareholders holding a "majority of the outstanding voting securities" (within the meaning of the 1940 Act) of the Fund or by a vote of a majority of the Board of Trustees. Both Advisory Agreements also permit the adviser to terminate its respective Advisory Agreement on not less than 60 days' written notice to the Fund. Each Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

     LIABILITY. Each Advisory Agreement provides that the adviser shall have no liability in connection with rendering services thereunder, other than liability resulting from the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of the adviser.

OTHER CONSIDERATIONS

     ADMINISTRATIVE SERVICES AGREEMENT. If the Proposed Arrangement is consummated, Berger will serve as the Fund's administrator, pursuant to an Administrative Services Agreement approved by the Board of Trustees on December 12, 1996 (the "ADMINISTRATIVE SERVICES AGREEMENT"), and assist in coordinating all aspects of the Fund's operations in exchange for a fee at the annual rate of 0.01% of the value of the Fund's average daily net assets. The particular administrative services to be provided will include coordinating the provision or performance by other parties of services or operational functions of the Fund, providing personnel and assistance necessary to maintain the Fund's federal and state securities registrations and/or qualifications, monitoring the Fund's compliance with the Declaration of Trust, bylaws, currently effective registration statement, written policies and procedures, and applicable law, supervising the preparation of registration statements, tax returns, proxy materials, financial statements, notices and reports for filing with regulatory authorities and/or distribution to shareholders of the Fund, issuing correspondence to Fund shareholders, maintaining or supervising the maintenance of certain books and records, providing the Trust with adequate personnel, office space, and communications and other facilities, and preparing and rendering to the Board of Trustees such periodic and special reports as the Trustees may reasonably request.

     2. DISTRIBUTION AND PROMOTIONAL EXPENSES. The Board of Trustees has adopted a Rule 12b-1 Plan for the proposed Investor Shares and has approved a

Distribution Agreement, for the Trust with Berger Distributors, Inc. ("BERGER DISTRIBUTORS") which would become effective upon the consummation of the Proposed Arrangement (the "DISTRIBUTION AGREEMENT").

     RULE 12B-1 PLAN FOR PROPOSED INVESTOR SHARES. At a special meeting of the Trustees held on December 12, 1996, the Trustees adopted a multiple class structure offering two classes of shares: (a) the existing shares (i.e., Institutional Shares) and (b) a new class of Investor Shares which bear distribution expenses as provided in the Rule 12b-1 Plan. The Rule 12b-1 Plan would allow the Trust to finance activities primarily intended to result in the sale of Investor Shares (e.g., the expenditure of time and resources in preparing, printing and mailing prospectuses to other than existing shareholders, as well as promotional expenses directed at marketing of the Investor Shares). Under the 12b-1 Plan, the Trust will pay Berger an annual fee of 0.25% of the average daily net assets of the Fund represented by the Investor Shares. Such fee shall be imposed only against the assets of the Fund represented by the Investor Shares. In other words, this fee will be borne exclusively by the holders of the Investor Shares, and not by the holders of the Institutional Shares, the class of shares into which your outstanding shares of the Fund will be converted upon consummation of the Proposed Arrangement. Since no Investor Shares are yet outstanding, shareholder approval of the 12b-1 Plan is not required.

     Among the expenses which may be paid by Berger under the Rule 12b-1
Plan are payments made to and expenses of persons (including Berger Distributors or employees of Berger) who are engaged in, or provide support services in connection with, the distribution of the Investor Shares (such as answering routine telephone inquiries and processing shareholder requests for information), compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a Fund) paid to securities dealers, financial institutions, and other organizations which render distribution and administrative services in connection with the distribution of the Investor Shares, costs related to the formulation and implementation of marketing and promotional activities (including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising), costs of printing and distributing prospectuses and reports to prospective holders of Investor Shares), costs involved in preparing, printing and distributing sales literature for the Investor Shares, and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of the Investor Shares that Berger deems advisable.

     The Rule 12b-1 fee will be paid to Berger by the Fund (as to the proposed Investor Shares only) with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by Berger in such year.
In other words, if the distribution expenditures incurred by Berger are less than the total of such payments in such year, the difference is not to be reimbursed to the Fund by Berger, and if the distribution expenditures incurred by Berger are more than the total of such payments, the excess is not to be reimbursed to Berger by the Fund. The Rule 12b-1 Plan also provides that, from time to time, the Fund may engage in activities which jointly promote the sale of the Investor Shares and the shares of other funds advised or administered by Berger, which costs are not readily identifiable as related to any one fund. In such cases, Berger will allocate the cost of the activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the Trustees.

          The proposed Rule 12b-1 Plan for the Investor Shares would continue in effect from year to year if approved at least annually by the Fund's Trustees and those Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (or any related agreements) by votes cast in person at a meeting called for such purpose. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent on distribution of Investor Shares of the Fund without approval of the holders of Investor Shares.

          DISTRIBUTION AGREEMENT. If the Proposed Arrangement is consummated, Berger Distributors, a wholly-owned broker-dealer subsidiary of Berger which is registered under the Securities Exchange Act of 1934 and a member of the NASD, will serve as the principal underwriter of the shares of the Fund (and any other series of the Trust subsequently created by the Trustees) pursuant to the Distribution Agreement approved by the Board of Trustees on December 12, 1996. Shareholder approval of the Distribution Agreement is not required.

         As such, Berger Distributors may solicit (as the Trust's agent) unconditional orders for the purchase of Fund shares at the net asset value per share determined after the Trust accepts the order. Berger Distributors will not be entitled to any compensation for the performance of its services, but will be required to pay its own expenses incurred in the discharge of its duties under the Distribution Agreement. However, the Trust will be responsible for paying any expenses of the Trust or the Fund, such as transfer, recordkeeping, dividend disbursing and redemption agent charges, expenses of preparation, printing, and mailing of confirmations of purchases, expenses of preparation and printing of prospectuses and statements of additional information for shareholders and expenses of registering the sale of Fund shares. In addition, the Trust must make available to Berger Distributors, at no cost to the Trust, such number of copies of the Fund's currently effective prospectus, statement of additional information, and reports to shareholders as Berger Distributors may reasonably request for use in connection with the distribution of shares.

          The Distribution Agreement provides that it may be terminated without penalty (a) by the Trust on not less than 60 days' written notice when authorized by either a vote of shareholders holding a "majority of the outstanding voting securities" of the Fund or by a vote of a majority of the Board of Trustees, (b) by Berger Distributors on not less than 60 days' written notice to the Fund, or (c) automatically in the event of its assignment. The Distribution Agreement also provides that, unless sooner terminated, it will continue in effect until April 30, 1998, and thereafter only so long as such continuance is specifically approved at least annually by vote (a) of a majority of either the Trustees or the outstanding voting securities of the Fund and (b) such Trustees who are not parties to the Distribution Agreement or interested persons of Berger Distributors or the Trust, voting in person at a meeting.

                         BOARD CONSIDERATIONS

     At a meeting held on December 12, 1996, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (a) approved the Berger Advisory Agreement, to take effect upon the consummation of the Proposed
Arrangement, and (b) directed that the Berger Advisory Agreement be submitted to Fund's shareholders for approval with the Board's recommendation for approval.

     In considering whether to approve the Berger Advisory Agreement and to recommend approval of such agreement to the shareholders, the Board of Trustees of the Fund inquired into a number of matters and considered several material factors. In particular, the Trustees considered (a) PWM and Berger's belief that there would be no diminution in the scope and quality of advisory and other services provided by Berger under the Berger Advisory Agreement relative to those currently provided by PWM, (b) the similarities between the Berger Advisory Agreement and the PWM Advisory Agreement and (c) additional benefits of the Fund becoming a member of the Berger Funds family.

     NO DIMINUTION IN THE SCOPE AND QUALITY OF INVESTMENT ADVISORY SERVICES. The Trustees expect that the financial strength and stability of Berger would be likely to (a) enhance its ability to attract and retain desirable advisory and other management personnel, (b) create opportunities for augmenting the technological and other support infrastructure available for portfolio management and administrative services, and (c) provide the Fund with access to research and other resources of Berger. The Trustees concluded that the foregoing potential benefits would be in the best interest of the Fund and its shareholders.

     SIMILARITY OF THE ADVISORY AGREEMENTS. Upon a careful review of the Advisory Agreements, the Trustees concluded that the management and investment advisory services to be performed by Berger under the Berger Advisory Agreement combined with the administrative services to be provided under the Administrative Services Agreement are at least substantially the same as those currently provided under the existing PWM Advisory Agreement. The Trustees were also influenced by the facts that (a) there would be a reduction in the percentage upon which advisory fees are based under the Berger
Advisory Agreement from 1.00% to 0.90% of the Fund's average daily net assets and (b) PWM, as sub-adviser (see discussion below in "Proposal 3"), would continue the day-to-day management of the Fund's portfolio and render substantially the same advisory services with regard to the Fund that it is currently rendering.

      ADDITIONAL BENEFITS OF BECOMING A MEMBER OF THE BERGER FUNDS FAMILY OF FUNDS. The Trustees considered that the addition of the Fund to the Berger Funds family will enable the Fund to enjoy economies of scale that could possibly result in a reduction of, or reduce the necessity for increases in, transfer agency, custodian and other expenses for the Fund. The Trustees also concluded that the enhanced distribution capabilities, exchange privileges, telephone and on-line transaction privileges, investor plans and programs, and other shareholder services and conveniences that the Berger affiliation will provide to the Fund and its shareholders would be a significant benefit.

     After examining relevant materials furnished to them by PWM, Berger, and legal counsel, meeting with representatives of Berger, and discussing the foregoing factors, the Trustees determined that the proposed Berger Advisory Agreement would be in the best interests of the Fund and the shareholders. Accordingly, the terms of the Berger Advisory Agreement and the execution of such agreement, subject to Fund shareholder approval of the Berger Advisory Agreement and the consummation of the Proposed Arrangement, were unanimously approved by all of the Trustees at their special meeting on December 12, 1996. If the Proposed Arrangement is consummated, PWM will cease to serve as the Fund's investment adviser and Berger will become the investment adviser. If the shareholders of the Fund do not approve the Berger Advisory Agreement, the Proposed Arrangement will not be consummated, and the PWM Advisory Agreement will continue in effect.

                     RECOMMENDATION OF THE TRUSTEES

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE BERGER ADVISORY AGREEMENT.

PROPOSAL 3.  APPROVAL OF THE SUB-ADVISORY AGREEMENT

                              BACKGROUND

     Under the November 18 Agreement, Berger and PWM agreed that, upon the effectiveness of the Berger Advisory Agreement, PWM will serve as the sub-adviser to the Fund under the terms of the Sub-Advisory Agreement. Because the Sub-Advisory Agreement is an agreement to provide the Fund investment advice, it is subject to shareholder approval under applicable law. It is proposed that the shareholders approve the Sub-Advisory Agreement attached hereto as APPENDIX C If the Proposed Arrangement is not consummated, the Sub-Advisory Agreement will not be implemented.

                       THE SUB-ADVISORY AGREEMENT

     To provide sub-advisory services for the Fund, Berger proposes to enter into a Sub-Advisory Agreement with PWM. Under the terms of the Sub-Advisory Agreement, PWM would have the discretion to select the portfolio securities for the Fund, except as limited by the Fund's investment objective, policies and restrictions.

DESCRIPTION OF THE PROPOSED SUB-ADVISORY AGREEMENT. The key provisions of the proposed Sub-Advisory Agreement are set forth below:

     SUB-ADVISORY SERVICES. Under the Sub-Advisory Agreement, PWM would (a) manage the investment operations of the Fund and the composition of its investment portfolio, subject to the oversight of Berger and the overall control of the Fund's officers and the Trustees, (b) cause its officers to attend meetings and furnish such oral or written reports, as the Trust or Berger may reasonably require, in order to keep the Board of Trustees, Berger and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of PWM, and the investment considerations which gave rise to those decisions, (c) maintain books and records required to be maintained by PWM under applicable law, and (d) furnish the Trustees and Berger with such information for regulatory filings and economic, operational, and investment data and reports as the Trustees or Berger may reasonably request. PWM will be able to render services to other parties so long as its services under the Sub-Advisory Agreement are not materially adversely affected or impaired.

     PORTFOLIO TRANSACTIONS. Although PWM's sub-advisory activities will be subject to general oversight by the Board of Trustees and Berger, selection of specific securities which the Fund may acquire, hold, dispose of, or loan will be made by PWM. PWM will direct Berger with respect to the execution of securities trades.

     FEES. Berger will bear responsibility for payment of sub-advisory fees to PWM. The Fund will not bear any increase in advisory fee rates resulting from
the Sub-Advisory Agreement.   Under the Sub-Advisory Agreement, Berger will pay
PWM a fee, computed and accrued daily and paid monthly, at the annual rate of
(a) 0.90% of the first $75 million of average daily net assets of the Fund,
(b) 0.50% of the next $125 million of average daily net assets of the Fund, and (c) 0.20% on any part of the average daily net assets of the Fund in excess of $200 million.

     In the event that the Sub-Advisory Agreement continues in effect for a period of more than four years, the fee payable by Berger to PWM after such four-year period for PWM's services will be at the annual rate of (a) 0.50% of the first $200 million of average daily net assets of the Fund and (b) 0.20% of the average daily net assets of the Fund in excess of $200 million.

    EXPENSES. PWM will bear all expenses in connection with the performance of its services under the Sub-Advisory Agreement.

     TERM. The Sub-Advisory Agreement will remain in effect until April 30, 1998 and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board of Trustees, or by the vote of a "majority of the outstanding voting securities" of the Fund as defined under the 1940 Act and, in either case, by a majority of the Trustees of Fund who are not interested persons of Berger, PWM or the Fund by votes cast in person at a meeting called for such purpose.

     TERMINATION. The Sub-Advisory Agreement may be terminated at any time, without penalty, by vote of the Board of Trustees, by the vote of "a majority of the outstanding voting securities" of the Fund, or by PWM, upon not less than 60 days' written notice. The Sub-Advisory Agreement may also be terminated by Berger or the Fund upon a material breach by PWM of any representation or warranty set forth in the Sub-Advisory Agreement, if such breach is not cured within a 20-day period after notice of such breach, or if PWM becomes unable to discharge its duties and obligations under the Sub-Advisory
Agreement. The Sub-Advisory Agreement will terminate automatically in the event of the termination of the Berger Advisory Agreement or the "assignment" (as defined under the 1940 Act) of the Sub-Advisory Agreement.

OTHER CONSIDERATIONS. The following additional matters, although not addressed in the proposed Sub-Advisory Agreement, should be considered in connection with the Sub-Advisory Agreement:

     EARLY TERMINATION OF SUB-ADVISORY AGREEMENT. Under the November 18 Agreement, Berger and PWM have agreed that, if (during the five-year period after the effective date of the Sub-Advisory Agreement) the Sub-Advisory Agreement is terminated or not renewed (in either case other than "for cause as defined in the November 18 Agreement) and Berger or any "affiliate"
(as defined in the 1940 Act) of Berger continues to perform investment advisory services for the Fund, Berger will be in breach of the November
18 Agreement and must pay liquidated damages to PWM as follows:

                Year of Breach               Liquidated Damages

                    3                            $4 million
                    4                            $3 million
                    5                            $2 million

     No part of any liquidated damages payment will be borne by the Fund.

     CONSULTING AGREEMENT. If, at the earlier to occur of (i) the end of the five-year period beginning with the date of the Berger Advisory Agreement or
(ii) the termination or non-renewal of the Sub-Advisory Agreement for reasons other than "cause" and Berger continues to provide investment advisory services to the Trust (in respect to the Fund), PWM and Berger will enter into a Consulting Agreement (the "CONSULTING AGREEMENT"). Under the
Consulting Agreement, PWM will provide consulting services to Berger with respect to the Fund. Such services will include the provision by PWM of
(a) training and assistance to Berger analysts and (b) upon the mutual consent of PWM and Berger, marketing support appropriate to the marketing and promotion of the Fund. In exchange for the performance of these services, Berger will pay PWM a consulting fee (computed and accrued daily and paid monthly) at an annual rate of (a) 0.10% of the first $100 million of the Fund's average daily net assets, (b) 0.05% of the next $100 million, and (c) 0.02% of any amount in excess of $200 million. No part of this consulting fee will be borne by the Fund.

     AGREEMENT BY PWM NOT TO COMPETE WITH THE FUND. Under the November 18 Agreement, PWM agreed that, so long as Berger acts as investment adviser to (and PWM provides sub-advisory services in connection with) the Fund, PWM may not, among other things, manage or provide any advisory services to any other registered investment company that competes, or might compete, with the Fund.

     INFORMATION ABOUT PWM. For information about PWM and its executive officers and directors see the discussion above in "Proposal 2."

                        BOARD CONSIDERATIONS

     At a meeting held on December 12, 1996, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (a) approved the Sub-Advisory Agreement between the Fund and PWM, to take effect upon the consummation of the Proposed Arrangement, and (b) directed that the Sub-Advisory Agreement be submitted to the Fund's shareholders for approval with the Board's recommendation for approval.

     In considering whether to approve the Sub-Advisory Agreement and to recommend approval of such agreement to the shareholders, the Board of Trustees of the Fund inquired into a number of matters and considered several material factors. In particular, the Trustees considered (a) the fact that PWM has acted as the Fund's investment adviser since the Fund commenced operations in 1985,
(b) the nature and quality of services provided and to be provided by PWM under the Sub-Advisory Agreement, and (c) the likelihood that PWM's level of service would be enhanced under the Proposed Arrangement.

     PAST PERFORMANCE AND SERVICES TO BE PROVIDED. Given the Fund's past performance under the management of PWM and the desire to reduce or eliminate any impairment that might result from too sudden a change in management, the Trustees were influenced by the fact that PWM, as sub-adviser, would continue with its day-to-day management of the portfolio of the Fund and render substantially the same portfolio management services with regard to the Fund that it is currently rendering. It was also important to the Trustees that, although there is no anticipated diminution of advisory services, there would nonetheless be a reduction in the percentage upon which advisory fees are based under the Berger Advisory Agreement from 1.00% to 0.90% of the Funds' average daily net assets and the Fund would not be responsible for any part of the sub-advisory fee.

     QUALITY OF SERVICES. In light of the greater resources of the more financially sound Berger and Berger's ability to deliver enhanced administrative services to be provided under the Administrative Services Agreement (or, in any event, administrative services which are at least substantially the same as those currently provided under the existing PWM Advisory Agreement), the Trustees believe PWM will be able to devote more of its time and attention to managing the

Fund's portfolio as a sub-adviser under the Sub-Advisory Agreement than it is able to with full management responsibility under the existing Investment Advisory Agreement.

     After examining relevant materials furnished to them by PWM and legal counsel, meeting with executive officers of PWM, and discussing the foregoing factors, the Trustees determined that the proposed Sub-Advisory Agreement would be in the best interests of the Fund and the shareholders. Accordingly, the terms of the Sub-Advisory Agreement and the execution of such agreement, subject to Fund shareholder approval of the Sub-Advisory Agreement and the consummation of the Proposed Arrangement, were unanimously approved by the Trustees (including a majority of the Trustees who are not interested persons of the Fund or PWM) at their special meeting on December 12, 1996. If the shareholders do not approve the Sub-Advisory Agreement, the Proposed
Arrangement will not be consummated, and the PWM Advisory Agreement for the Fund will continue in effect.

                         RECOMMENDATION OF THE TRUSTEES

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE SUB-ADVISORY AGREEMENT.

PROPOSAL 4.  APPROVAL OF AMENDMENTS TO THE TRUST'S DECLARATION OF TRUST TO
             PERMIT THE CREATION OF CLASSES OF SHARES

                                 BACKGROUND

     The Trust proposes to amend its Declaration of Trust (the "AMENDMENT") to permit the Trustees to authorize the division of shares of any series of the Trust into shares of one or more classes of such series. The full text of the proposed Amendment is attached hereto as APPENDIX D. The following summary is qualified in its entirety by the provisions of APPENDIX D.

                               SUMMARY OF AMENDMENT

     EXISTING AUTHORITY TO CREATE MULTIPLE SERIES. Under the Declaration of Trust currently in effect, the Trust is permitted to establish one or more series of its shares of beneficial interest. Currently, the Fund is the Trust's only series. Each share of a series represents an equal beneficial interest with each other share of that series in the assets of the Trust pertaining to that series.

     PROPOSED AMENDMENT. Under the Amendment, the Board of Trustees would be authorized, in its discretion, to divide shares of any series into one or more classes. All shares of a class will be identical with each other and with the shares of each other class of the same series except for such variations between classes as may be approved by the Board of Trustees and be permitted by law. If the Trust offers shares of a new class, among other things, it will amend its Prospectus and Statement of Additional Information, or issue a new Prospectus and Statement of Additional Information, setting forth all required information regarding the new class of shares.

     BOARD ACTION. The Amendment was unanimously approved by the Trustees at a special meeting called for such purpose and held on December 12, 1996. At that meeting, subject to the approval of the Amendment by the shareholders and the consummation of the Proposed Arrangement, the Trustees unanimously (a) adopted a Rule 18f-3 Plan which describes the Fund's anticipated multiple class structure, including the different characteristics of the initial two classes of shares-- the Institutional Shares and the Investor Shares, (b) designated the existing Fund shares as Institutional Shares, and (c) approved the creation of a class of Investor Shares of the Fund. The creation of a new class of Investor Shares would not alter the rights and privileges of the existing shareholders of the Fund (i.e., the holders of Institutional Shares), nor would it affect the net asset value of an existing shareholder's investment.

     RULE 18F-3 PLAN. Upon the consummation of the Proposed Arrangement, the shares of the Fund will be subject to a Rule 18f-3 Plan adopted by the Board of Trustees (including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund) pursuant to Rule 18f-3 under the 1940 Act. The Rule 18f-3 Plan adopted by the Trustees permits the Trust to offer multiple classes of shares of the Fund. The plan (a) provides that each class represents an identical interest in the investment portfolio of the Fund and will have identical voting, dividend, and liquidation rights as to each other class, except for variations set forth in the plan, (b) designates two initial classes of Fund shares as (i) Institutional Shares (which will be offered at their net asset value, without any initial sales charge, and will not bear any distribution expenses) and (ii) the Investor Shares (which will also be offered at their net asset value, without any initial sales charge, but which bear distribution expenses as provided in the Rule 12b-1 Plan for Investor Shares), (c) requires that the Fund's gross income, realized and unrealized capital gains and losses, and expenses (other than class expenses for services provided to or incurred with respect to a particular class, such as the Rule 12b-1 fee adopted for the Investor Shares) must be allocated to each class on the basis of the net asset value of the Fund attributable to shares of such class relative to the net asset value of the Fund as a whole, and
(d) provides that each class has exclusive voting rights as a class on any matter submitted to Fund shareholders that relates solely to such class, to any Rule 12b-1 plan adopted with respect to such class, or to the arrangements contained in the Rule 18f-3 Plan concerning the allocation of expenses of such class.

     The Rule 18f-3 Plan also requires dividends to be calculated with respect to each class in the same manner and at the same time and to be in the same amount, except that any payments under a Rule 12b-1 plan or other service arrangements adopted by a particular class and other class expenses will be borne exclusively by that class. Shareholders of any class of Fund shares may exchange their shares for shares of any other fund made available by Berger, with no sales charge, on the basis of relative net asset value (subject to any investment minimums and other conditions of eligibility of the fund into which the shareholder wishes to exchange). There will be no conversion feature associated with the Institutional Shares or the Investor Shares except upon a change in a shareholder's eligibility to purchase or hold a particular class of shares.

          DESIGNATION OF EXISTING SHARES AS INSTITUTIONAL SHARES. Upon the consummation of the Proposed Arrangement, the shares held by the Fund's existing shareholders (on the date of such consummation) will be designated as Institutional Shares and otherwise will be unchanged. Thereafter, sales of Institutional Shares, which will not bear a Rule 12b-1 fee, would be limited to
(a) shareholders invested in the Fund on the date of consummation of the Proposed Arrangement, subject only to the Fund's then applicable minimum account balance requirement of $500, and (b) investors who maintain a higher account balance, currently set at $100,000.

          CREATION OF CLASS OF INVESTOR SHARES. Upon the consummation of the Proposed Arrangement, a new class of Investor Shares will be created. The proposed Investor Shares will be identical to the Institutional Shares, except that the Investor Shares will bear a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to the Investor Shares (see the discussion of the Rule 12b-1 Plan above in "Proposal 2"). Investor Shares will be made available to the general public, subject to the Fund's regular initial minimum investment requirements.

     TAX CONSEQUENCES. Blackwell Sanders Matheny Weary & Lombardi L.C., the Trust's legal counsel, has advised that, for Federal income tax purposes, neither the creation of a class of Investor Shares of the Fund nor the designation of the existing shares as Institutional Shares will (a) cause the Fund or its shareholders to recognize gain or loss, or (b) affect the basis or holding period of the existing shares

                            BOARD CONSIDERATIONS

     At a meeting held on December 12, 1996, the Trustees unanimously (a) approved the Amendment, to take effect upon the consummation of the Proposed Arrangement, and (b) directed that the Amendment be submitted to Fund's shareholders for approval with the Board's recommendation for approval.

     In considering whether to approve the Amendment and to recommend approval of the Amendment, the Board of Trustees of the Fund inquired into a number of matters and considered several material factors. Primarily, the Trustees considered the flexibility that would be afforded the Trust and the Fund to offer different types of investors (with different attributes and needs) different classes of shares in the same Fund with varying levels of services and fees appropriate to that class.

      ACCESS TO DISTRIBUTION CHANNELS. The Trustees considered that many mutual funds issue more than one class of shares representing interests in the same portfolio of securities and that some of these funds use different classes to offer investors a choice of methods for paying for the costs of selling fund shares (e.g., a fund may offer one class with a front-end sales charge and a low Rule 12b-1 fee and another class with a higher rule 12b-1 fee and either a deferred sales charge or a low front-end (or perhaps no) sales charge). By having the ability to create different classes, the Trustees believe the Trust will have access to different channels of distribution and different investor markets. In other words, the Trust will be able to target different investor markets, offering each a separate class with an arrangement for shareholder services or a distribution plan that is tailored to that market. As an example, financial institutions, such as banks, pension plans, and insurance companies, that invest on behalf of their customers, may already provide certain services to their customers (e.g., maintaining client records, processing purchase orders, and responding to customer inquiries) and may need less service. Accordingly, the Trust could offer them a separate class with reduced fees and no sales loads. On the other hand, individual investors using retail brokers or investing directly in a Trust series may have greater service needs that the Trust may meet by offering a different class with somewhat higher fees and a distribution fee.

     LARGER ASSET BASE AND ECONOMIES OF SCALE. The Trustees also concluded that multiple classes may enable a series of the Trust to attract a larger asset base, which, in turn, may permit it to spread fixed costs over more shares, and otherwise experience economies of scale, all of which may lower per share fees and expenses. In addition, the Trustees felt that a larger asset base would permit greater portfolio liquidity and diversification.

     After examining relevant materials furnished to them by PWM and legal counsel, and discussing the foregoing factors, the Trustees determined that the proposed Amendment would be in the best interests of the Trust and the shareholders. Accordingly, the terms of the Amendment to take effect upon the consummation of the Proposed Arrangement, was unanimously approved by the Trustees at their special meeting on December 12, 1996.

     If the shareholders do not approve the Amendment, the Proposed Arrangement will not be consummated, and existing shares of the Fund outstanding at that time will continue without class designation.

                     RECOMMENDATION OF THE TRUSTEES

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT.

                     VOTES NEEDED TO ADOPT PROPOSALS

     Trustee nominees under Proposal 1 will be elected by a "plurality" vote. Approval of Proposals 2, 3, and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, within the meaning of the

Investment Company Act of 1940 (as amended, the "1940 ACT"). The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean (a) 67% or more of the outstanding shares present at a meeting of shareholders of the Fund, where the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares of such beneficial owner or other person on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as present, but not as shares voted, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at a meeting of shareholders, which would have the effect of treating abstentions and broker "non-votes" as if they were votes against the proposal.

     If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the Proxies may consider the following factors: the nature and purposes of the proposals that are the subject of the Meeting, the percentage of votes actually cast and what percentage were negative votes, the nature of any further solicitation, and whether adjournment is in the best interest of the shareholders. Any adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. A vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes for its approval have been received.

     While the Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management of the Fund intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting of Shareholders. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, the enclosed Proxy will be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting.

                        GENERAL INFORMATION

     INDEPENDENT PUBLIC ACCOUNTANTS. The Board of Trustees of the Fund, including a majority of Trustees who are interested persons of the Fund, have selected the firm of Ernst & Young LLP as the Fund's independent accountants to examine its financial statements for the fiscal year ended December 31, 1997. Services performed by Ernst & Young LLP during the most recent year included an audit of the financial statements of the Fund, services related to filings with the SEC, and tax return preparation. Ernst & Young LLP has informed the Fund that representatives of their firm are not expected to be present at the Meeting, but they have been given the opportunity to make a statement if they so desire and will be available should any matter arise that requires their attention.

     TRANSFER AGENT. IFTC (indirectly through its sub-agent, DST) is the current transfer agent of the Fund and performs transfer agency, recordkeeping, dividend disbursing, and other related services for the Fund. If the Proposed Arrangement is not consummated, the IFTC agency relationship may be terminated by the Trust and the Trust may enter into a new transfer agreement with a transfer agent to be selected by the Trustees.

     CUSTODIAN. IFTC currently acts as the custodian for all monies, stocks, bonds and other property deposited by the Trust (for the Fund). If the Proposed Arrangement is not consummated, IFTC's service as the Trust's custodian may be terminated by the Trust and the Trust may enter into a new custody agreement with a custodian to be selected by the Trustees.

     DIVERSIFIED STATUS OF THE FUND. At the time of its initial registration as an investment company, the Fund was classified as a "non-diversified" fund. A "diversified" fund in general terms is one that keeps a diversified mix of issuers in its portfolio within federal legal limits. A non-diversified fund is not required to meet these limits and therefore has the ability to take larger positions in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund may be subject to greater risk with respect to its portfolio securities. It has been determined that for at least the last few years, the Fund's portfolio has in fact been diversified under the applicable definition. As a result, the Fund has changed its classification to "diversified" and intends to maintain its portfolio within the federal diversification limits, which will require that at least 75% of its total assets be represented by cash, government securities, securities of other investment companies and other securities limited in respect of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of that issuer. The Fund may not change its classification back to non-diversified without shareholder approval.

                            OTHER INFORMATION

     OTHER BUSINESS. The management of the Fund knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that the Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

     PROPOSALS OF SHAREHOLDERS. The Fund need not hold annual shareholder meetings, except as required by the 1940 Act, applicable state law, or the Declaration of Trust. Therefore, it is not presently anticipated that the Fund will hold regular meetings of shareholders in subsequent years. Accordingly, no anticipated date of the next meeting can be provided.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.


                 BY ORDER OF THE BOARD OF
                 TRUSTEES OF THE TRUST,

                 N. Theodore Hans
                 Secretary

Chicago, Illinois
January 13, 1996

                                 APPENDIX A

                               SUMMARY OF THE
                           PROPOSED ARRANGEMENT


     PROPOSED ARRANGEMENT. In accordance with the terms of the November 18 Agreement, upon approval by the shareholders of Proposals 1, 2, 3, and 4 of this Proxy Statement, and the satisfactory completion by each of PWM and Berger of a due diligence review of the books and records of the other party, the actions discussed above will occur (or, as noted above, occurred on January 1, 1997, subject to termination):

     * THE TRUST WILL BE UNDER THE DIRECTION OF NEW BERGER TRUSTEES AND OFFICERS. As described in detail under "Proposal 1" above, the number of Trustees of the Trust will be increased from 5 to 10 and Trustees and officers of other funds advised by Berger will become the new Trustees and officers of the Fund.

     * BERGER AND THE TRUST WILL ENTER INTO THE BERGER ADVISORY AGREEMENT (WITH RESPECT TO THE FUND). As described in detail under "Proposal 2" above, under the Berger Advisory Agreement, Berger will manage the investment operations of the Fund in exchange for a fee at the annual rate of 0.90% of the average daily net assets of the Fund--a reduction in the percentage upon which advisory fees are based under the existing Investment Advisory Agreement of 0.10% of the Fund's average daily net assets. Upon execution of the Berger Advisory Agreement, the Trust's existing Investment Advisory Agreement with PWM will terminate. A copy of the form of the Berger Advisory Agreement is attached hereto as APPENDIX B and should be read in conjunction with the discussion under "Proposal 2" above.

          * BERGER AND THE TRUST WILL ENTER INTO AN ADMINISTRATIVE SERVICES AGREEMENT(WITH RESPECT TO THE FUND). As described in detail under
            "Proposal 2" above, Berger and the Trust will enter into the Administrative Services Agreement under which Berger will serve as the Fund's administrator and assist in coordinating all aspects of the Fund's operations in exchange for a monthly fee at the annual rate of 0.01% of the value of the Fund's average daily net assets. Shareholder approval of the Trust's execution of the Administrative
           Services Agreement is not required.

          * THE TRUST AND BERGER DISTRIBUTORS, INC. WILL ENTER INTO A DISTRIBUTION AGREEMENT. As described in detail under "Proposal 2"
            above, the Trust and Berger Distributors, a wholly owned subsidiary of Berger, will enter into the Distribution Agreement under which Berger Distributors will act as the distributor of the shares of each series (and all classes) of the Trust, whether now existing or hereafter created, without compensation by the Trust or any series with respect to Berger Distributors' services under the Distribution
          Agreement.   Shareholder approval of the Trust's execution of the
          Distribution Agreement is not required.

* BERGER AND PWM WILL ENTER INTO A SUB-ADVISORY AGREEMENT (WITH RESPECT TO THE FUND). As described in detail under "Proposal 3" above, under the Sub-Advisory Agreement, PWM will continue its day-to-day portfolio management of the Fund in exchange for a fee paid by Berger at an annual rate of 0.90% of the first $75 million of the Fund's average daily net assets, 0.50% of the next $125 million, and 0.20% of any amount in excess of $200 million. No part of this sub-advisory fee will be borne by the Fund. A copy of the form of the Sub-Advisory Agreement is attached hereto as APPENDIX C and should be read in conjunction with the discussion under "Proposal 3" above.

     * BERGER AND PWM WILL BECOME OBLIGATED TO ENTER INTO A CONSULTING AGREEMENT (WITH RESPECT TO THE FUND) UPON CERTAIN EVENTS THAT OCCUR
        IN THE FUTURE. As described in detail under "Proposal 3" above, Berger and PWM will become obligated to enter into a Consulting Agreement upon the earlier to occur of (i) the end of the five-year period beginning with the date of the Berger Advisory Agreement or (ii) the termination or non-renewal of the Sub-Advisory Agreement for reasons other than "cause", provided Berger continues to provide investment adivsory services to the Trust (in respect to the Fund). Under the Consulting Agreement, PWM will provide Berger consulting services with respect to the Fund, including training Berger analysts and, upon the mutual consent of Berger and PWM, marketing support in exchange for a fee from Berger at an annual rate of 0.10% of the first $100 million of the Fund's average daily net assets, 0.05% of the next $100 million, and 0.02% of any amount in excess of $200 million. No part of this consulting fee would be borne by the Fund. The shareholders are not being asked to approve the Consulting Agreement.

* THE TRUST WILL AMEND THE FUND'S DECLARATION OF TRUST TO PERMIT THE BOARD TO CREATE CLASSES OF SHARES WITHIN A SERIES. As described in detail under "Proposal 4" above, the Trust will amend the Declaration of Trust to authorize the Board of Trustees to create multiple classes of shares of any series of the Trust, having such variations as the Board of Trustees shall approve. A copy of the form of amendment to the Declaration of Trust is attached hereto as APPENDIX D, and should be read in conjunction with the discussion under "Proposal 4" above.

     * Upon approval of this amendment, your existing shares of the Fund will be designated as "Institutional Shares" and a new class of shares, the "Investor Shares," will be created.

     * THE FUND'S MULTIPLE CLASS SHARE STRUCTURE WILL BE SET FORTH IN A RULE 18F-3 PLAN. As described in detail under "Proposal 4" above, the Trustees will adopt a Rule 18f-3 Plan (named after the federal rule permitting such plans) which, among other things, (a) provides that the Fund may offer multiple classes of shares, (b) designates the initial two classes of Fund shares as Institutional Shares and Investor Shares, (c) requires Fund income, gains, losses, and expenses to be allocated to each class on the basis of the net asset value of the Fund attributable to shares of such class (relative to the net asset value of the Fund as a whole), except for specified class expenses which may be allocated specially to the class which incurred the expenses, (d) provides that each class has exclusive voting rights as a class on any matter submitted to Fund shareholders that relates solely to (i) such class, (ii) any Rule 12b-1 plan adopted with respect to such class, or (iii) the arrangements contained in the Rule 18f-3 Plan, and (e) permits shareholders of any Fund class to exchange their shares for shares of any other fund made available by Berger, with no sales charge, on the basis of relative net asset value. Shareholder approval of the Rule 18f-3 Plan is not required.

     * PURSUANT TO A RULE 12B-1 PLAN, THE TRUST WILL PAY TO BERGER A RULE 12B-1 FEE OUT OF THE ASSETS OF THE FUND REPRESENTED BY THE PROPOSED INVESTOR SHARES. As described in detail under "Proposal 2" above, under a Rule 12b-1 Plan (named after the federal rule permitting such plans) adopted for the Investor Shares, in order to finance activities primarily intended to result in the sale of Investor Shares, the Trust will pay Berger a 12b-1 fee of 0.25% of the average daily net assets of the Fund represented by the Investor Shares.
        Such fee shall be imposed only against the assets of the Fund represented by the Investor Shares. No such Rule 12b-1 fee will be assessed to or paid by the Institutional Shares. Shareholder approval of the Board of Trustees' adoption of the Rule 12b-1 Plan is not required.

     * THE TRUST AND INVESTORS FIDUCIARY TRUST COMPANY WILL CONTINUE IN THEIR EXISTING CUSTODY AGREEMENT (WITH RESPECT TO THE FUND). On January 1, 1997, the Trust and IFTC entered into a Custody Agreement (the "IFTC CUSTODY AGREEMENT") under which IFTC serves as the custodian for all monies, stocks, bonds, and other property now or hereafter deposited by the Trust (for the Fund) in exchange for a fee based on a percentage of the Fund's assets (subject to certain minimums). Upon execution of the IFTC Custody Agreement, the Trust's prior Custody Agreement with PWM terminated. Shareholder approval of the Trust's execution of the IFTC Custody Agreement is not required.

     * The Trust and IFTC will Continue in Their Existing Agency Agreement (with respect to the Fund). On January 1, 1997, the Trust and IFTC entered into an Agency Agreement (the "IFTC AGENCY AGREEMENT") under which IFTC serves as the transfer and dividend disbursing agent for the Fund in exchange for a fee based primarily on the number of accounts maintained on behalf of the Fund. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Fund. The agency fees paid by the Fund to IFTC are in turn passed through to DST as sub-agent. Upon the execution of the IFTC Agency Agreement, the Trust's prior Agency Agreement with DST terminated. Shareholder approval of the Trust's execution of the IFTC Agency Agreement is not required.

     * THE TRUST AND IFTC WILL CONTINUE IN THEIR EXISTING RECORDKEEPING AND PRICING AGENT AGREEMENT (WITH RESPECT TO THE FUND). On January 1, 1997, the Trust and IFTC entered into a Recordkeeping and Pricing Agent Agreement (the "IFTC PRICING AGREEMENT") under which IFTC serves as the Trust's pricing agent in determining the price of the Fund's portfolio securities, calculating the daily net asset value of the Fund, and performing certain recordkeeping and accounting functions required by the Fund in exchange for a fee based on a percentage of the Fund's assets (subject to certain minimums). Shareholder approval of the Trust's execution of the IFTC Pricing Agreement is not required.

     * NEW NAME FOR THE FUND. In order to correlate the Fund's name more closely with its investment emphasis and with its portfolio manager's investment style, the Fund will be renamed the "Berger Small Cap Value Fund" if the Proposed Arrangement is consummated. In order to indicate its connection with the Berger Funds family, the Trust will be renamed "Berger Omni Investment Trust." Shareholder approval of the new names is not required.

     If the Proposed Arrangement is not consummated, (a) the Berger Advisory Agreement, the Sub-Advisory Agreement, the Distribution Agreement, and other agreements and plans would not be entered into or implemented, (b) the election of new Trustees and the appointment of new officers would not be effected, and
(c) the IFTC Custody Agreement, the IFTC Agency Agreement, and the IFTC Pricing Agreement entered into on January 1, 1997, may be terminated by the Trust. In such event, the Trust's current Trustees and officers would continue in office, the Fund's existing investment advisory agreement would continue in effect, and the Trust may enter into a new custody agreement and agency agreement with PWM and/or other service providers to be selected by the Trustees.

   Even if the Proposed Arrangement is consummated, if (a) at any time during the five years after the effective date of the Berger Advisory Agreement, the Fund's assets do not reach $100 million and (b) the Berger Advisory Agreement remains in effect at the end of such five-year period, Berger has agreed to use its reasonable best efforts at such time, consistent with its fiduciary duties, together with PWM, to cause the Trust to enter into a new investment advisory agreement with PWM (with respect to the Fund) whereupon the Berger Advisory Agreement would terminate.

                              APPENDIX B

                 FORM OF INVESTMENT ADVISORY AGREEMENT
                      BETWEEN THE TRUST AND BERGER

                       INVESTMENT ADVISORY AGREEMENT

                       BERGER OMNI INVESTMENT TRUST

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this ____ day of _________, 199__, between BERGER ASSOCIATES, INC., a Delaware corporation ("Berger Associates"), and BERGER OMNI INVESTMENT TRUST, a Massachusetts business trust (the "Trust").

                         W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of one portfolio series (the "Fund") having its own investment policies, and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund; and

     WHEREAS, the Trust and Berger Associates deem it mutually advantageous that Berger Associates should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

     NOW, THEREFORE, the parties agree as follows:

          1. APPOINTMENT. The Trust hereby appoints Berger Associates as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. Berger Associates hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

        2. INVESTMENT ADVISORY FUNCTIONS. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, Berger Associates is authorized to engage one or more sub-advisers in connection with Berger Associates' duties and responsibilities under this Agreement, which sub-advisers may be affiliates of Berger Associates. In its capacity as investment adviser to the Fund, Berger Associates shall have the following duties and responsibilities:

       (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's declaration of trust, as amended from time to time (the "Declaration of Trust"), bylaws, and registration statements under the 1940 Act and the 1933 Act, the

Investment Advisers Act of 1940, as amended (the "Advisers Act"), the rules thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

          (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of Berger Associates, and the investment considerations which have given rise to those recommendations;

          (c) To supervise the purchase and sale of securities as directed by the appropriate officers of the Trust or any sub-adviser engaged by Berger Associates pursuant to the authority granted in this Section 2;

          (d) To maintain all books and records required to be maintained by Berger Associates pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. Berger Associates agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

          (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of Berger Associates.

     3. FURTHER OBLIGATIONS. In all matters relating to the performance of this Agreement, Berger Associates shall act in conformity with the Trust's Declaration of Trust, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Berger Associates with copies of the Trust's Declaration of Trust, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

     4. OBLIGATIONS OF TRUST. The Trust shall have the following obligations under this Agreement:

          (a) To keep Berger Associates continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

          (b) To furnish Berger Associates with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

          (c) To furnish Berger Associates with any further materials or information which Berger Associates may reasonably request to enable it to perform its function under this Agreement; and

          (d) To compensate Berger Associates for its services in accordance with the provisions of paragraph 5 hereof.

     5. COMPENSATION. The Trust shall pay to Berger Associates for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.90% of the average daily net asset value of the Fund. This fee shall be computed and accrued daily and payable monthly on the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     6.  EXPENSES.

     (a) EXPENSES PAID BY THE TRUST. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by Berger Associates hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of Berger Associates; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to Berger Associates or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that Berger Associates shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to Berger Associates compensation for, or reimburse Berger Associates for its expenses incurred in connection with, such services as Berger Associates and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

     (b) EXPENSES PAID BY BERGER ASSOCIATES. Berger Associates shall pay all its own costs and expenses incurred in rendering the services required under this Agreement. In addition to such costs and expenses, Berger Associates shall incur and pay the following expenses relating to the Fund's operations:

          (i) Reasonable compensation, fees and related expenses of the Trust's officers and Trustees, except for such Trustees who are not interested persons of Berger Associates;

         (ii)  Rental of offices of the Trust; and

         (iii) Fees of any sub-adviser engaged by Berger pursuant to the authority granted in Section 2 hereof.

     7. BROKERAGE COMMISSIONS. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, Berger Associates is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Berger Associates may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Berger Associates determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Berger Associates. Berger Associates is also authorized to consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, Berger Associates shall seek the best execution of each transaction.
Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the 1940 Act and the Securities Exchange Act of 1934, as amended, and in the event that Berger Associates or an affiliate is registered as a broker-dealer, Berger Associates may select a broker with which it or any of its affiliates or the Fund is affiliated. Berger Associates or such affiliated broker may effect or execute Fund portfolio transactions, whether on a securities exchange or in the over-the-counter market, and receive separate compensation from the Fund therefor. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all portfolio transactions, and the Trustees of the Trust may establish policies or guidelines to be followed by Berger Associates in placing portfolio transactions for the Trust pursuant to the foregoing provisions. Berger Associates shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of Berger Associates. Whenever Berger Associates simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of Berger Associates, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by Berger Associates to be fair and equitable to each client.
The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

     8. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days' advance written notice of termination be given to Berger Associates at its principal place of business. This Agreement may be terminated by Berger Associates at any time, without penalty, by giving sixty
(60) days' advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Declaration of Trust, the Trust shall cease to use the name "Berger" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if Berger Associates does not continue to provide investment advice to the Fund after such termination.

     9. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. TERM. This Agreement shall continue in effect until April 30, 1998, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund.

     11. AMENDMENTS. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or Berger Associates and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     12. ALLOCATION OF EXPENSES. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust and between the Fund and other investment companies managed by Berger Associates.

     13. LIMITATION ON PERSONAL LIABILITY. NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust filed in the office of the Secretary of State of the Commonwealth of Massachusetts. All parties to this Agreement acknowledge and agree that this Agreement was made by and on behalf of the Trust by the person executing below as an officer of the Trust and not individually, that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

     14. LIMITATION OF LIABILITY OF BERGER ASSOCIATES. Berger Associates shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "Berger Associates" shall include any affiliate of Berger Associates performing services for the Trust contemplated hereunder and directors, officers and employees of Berger Associates and such affiliates.

     15. ACTIVITIES OF BERGER ASSOCIATES. The services of Berger Associates to the Trust hereunder are not to be deemed to be exclusive, and Berger Associates and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Berger Associates to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that trustees, officers and shareholders of the Trust are or may become interested in Berger Associates as directors, officers and shareholders of Berger Associates, that directors, officers, employees and shareholders of Berger Associates are or may become similarly interested in the Trust, and that Berger Associates may become interested in the Trust as a shareholder or otherwise.

     16. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities", "assignment", "approved at least annually" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

     17. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     18. MISCELLANEOUS. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                     BERGER ASSOCIATES, INC.


                                     By:_________________________
                                        Gerard M. Lavin
                                        President


                                     BERGER OMNI INVESTMENT TRUST


                                     By:_________________________
                                     Name:
                                     Title:

                                  APPENDIX C

                               FORM OF PROPOSED
                            SUB-ADVISORY AGREEMENT
                            BETWEEN BERGER AND PWM

                          SUB-ADVISORY AGREEMENT


     This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as of the _____ day of _______________, 1996, by and between BERGER ASSOCIATES, INC., a Delaware corporation ("Berger") and PERKINS, WOLF, MCDONNELL & COMPANY, a Delaware corporation ("PWM").

     WHEREAS, Berger has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Berger Omni Investment Trust, a Massachusetts business trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the Berger Small Cap Value Fund, a series of the Trust (the "Fund") pursuant to which Berger has agreed to provide investment advisory services with respect to the Fund; and

     WHEREAS, PWM is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, Berger desires to retain PWM to furnish investment advisory services with respect to the Fund, and PWM is willing to furnish such services;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. DUTIES OF PWM. Berger hereby engages the services of PWM as subadviser in furtherance of the Advisory Agreement. PWM agrees to perform the following duties, subject to the oversight of Berger and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

          (a) PWM shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Berger, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct Berger with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's declaration of trust, as amended from time to time (the "Declaration of Trust"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund as a regulated investment company;

          (b) PWM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Berger may reasonably require, in order to keep Berger, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of PWM, and the investment considerations which have given rise to those decisions;

          (c) PWM shall maintain all books and records required to be maintained by PWM pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Berger with such periodic and special reports as the Trustees or Berger reasonably may request. PWM hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

          (d) At such times as shall be reasonably requested by the Trustees or Berger, PWM shall provide the Trustees and Berger with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and Berger any economic, statistical and investment services normally available to similar investment company clients of PWM.

         (e) PWM will provide to Berger for regulatory filings and other appropriate uses materially accurate and complete information relating to PWM as may reasonably be requested by Berger from time to time and, notwithstanding anything herein to the contrary, PWM shall be liable to Berger for all damages, costs and expenses, including without limitation reasonable attorneys' fees (hereinafter referred to collectively as "Damages"), incurred by Berger as a result of any material inaccuracies or omissions in such information provided by PWM to Berger; provided, however, that PWM shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to PWM by Berger.

     2. FURTHER OBLIGATIONS. In all matters relating to the performance of this Agreement, PWM shall act in conformity with the Trust's Declaration of Trust, bylaws and currently effective registration statements under the 1940
Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Berger and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Berger agrees to provide to PWM copies of the Trust's Declaration of Trust, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Berger, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

     3. OBLIGATIONS OF BERGER. Berger shall have the following obligations under this Agreement:

          (a) To keep PWM continuously and fully informed (or cause the custodian of the Fund's assets to keep PWM so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

          (b) To furnish PWM with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

          (c) To furnish PWM with any further materials or information which PWM may reasonably request to enable it to perform its function under this Agreement; and

         (d) To compensate PWM for its services in accordance with the provisions of Section 4 hereof.

     4.  COMPENSATION.

          (a) Except as set forth in Section 4(b) hereof, Berger shall pay to PWM for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.90% of the first $75,000,000 of average daily net assets of the Fund, 0.50% of the next $125,000,000 of average daily net assets of the Fund and 0.20% on any part of the average daily net assets of the Fund in excess of $200,000,000. Such fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

         (b) Notwithstanding any provision in Section 4(a) hereof to the contrary, in the event this Agreement continues in effect, pursuant to Section 8, for more than four years from the date first set forth above, the fee payable by Berger to PWM after such four-year period for PWM's services under this Agreement shall be at an annual rate of 0.50% of the first $200,000,000 of average daily net assets of the Fund and 0.20% of the average daily net assets of the Fund in excess of $200,000,000.

     5. EXPENSES AND EXCLUDED EXPENSES. PWM shall pay all its own costs and expenses incurred in rendering the services required under this Agreement.

      6. REPRESENTATIONS OF PWM. PWM hereby represents, warrants and covenants to Berger as follows:

          (a) PWM: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Berger of the occurrence of any event that would disqualify PWM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against PWM that could have a material adverse effect upon PWM's ability to fulfill its obligations under this Agreement.

          (b) PWM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Berger with a copy of such code of ethics, together with evidence of its adoption. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of PWM shall certify to Berger that PWM has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of PWM's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Berger, PWM shall permit Berger, its employees or its agents to examine the reports required to be made to PWM by Rule 17j-1(c)(1) and all other records relevant to PWM's code of ethics.

          (c) PWM has provided Berger with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Berger.

          (d) PWM will notify Berger of any change in the identity or control of its shareholders owning a 10% or greater interest in PWM, or any change that would constitute a change in control of PWM under the 1940 Act, prior to any such change if PWM is aware, or should be aware, of any such change, but in any event as soon as any such change becomes known to PWM.

     7. REPRESENTATIONS OF BERGER. Berger hereby represents, warrants and covenants to PWM as follows:

          (a) Berger: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify PWM of the occurrence of any event that would disqualify Berger from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Berger that could have a material adverse effect upon Berger's ability to fulfill its obligations under this Agreement.

          (b) Berger has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide PWM with a copy of such code of ethics, together with evidence of its adoption.

          (c) Berger has provided PWM with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to PWM.

          (d) Berger will notify PWM of any change in the identity or control of its shareholders owning a 10% or greater interest in Berger, or any change that would constitute a change in control of Berger under the 1940 Act, prior to any such change if Berger is aware, or should be aware, of any such change, but in any event as soon as any such change becomes known to Berger.

     8. TERM. This Agreement shall become effective as of the date first set forth above and shall continue in effect until April 30, 1998, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter for a period of three years or longer only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Berger or PWM, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. Berger shall use its best efforts consistent with the fiduciary obligations of all parties to obtain such annual approvals of this Agreement.

     9. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to PWM at its principal place of business. This Agreement may also be terminated by Berger or the Trust: (i) upon a material breach by PWM of any of the representations and warranties set forth in Section 6 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (ii) if PWM becomes unable to discharge its duties and obligations under this Agreement. This Agreement may be terminated by PWM at any time, without penalty: (i) by giving 60 days' advance written notice of termination to Berger and to the Trust, or (ii) upon a material breach by Berger of any of the representations and warranties set forth in Section 7 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

     10. ASSIGNMENT. This Agreement shall automatically terminate in the event of its assignment.

     11. AMENDMENTS. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or Berger, PWM or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     12. LIMITATION ON PERSONAL LIABILITY. NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust filed in the Office of the Secretary of State of the Commonwealth of Massachusetts. The parties hereto acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

     13. LIMITATION OF LIABILITY OF PWM. Berger will not seek to hold PWM, and PWM shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "PWM" shall include any affiliate of PWM performing services for the Fund contemplated hereunder and directors, officers and employees of PWM and such affiliates.

     14. ACTIVITIES OF PWM. The services of PWM hereunder are not to be deemed to be exclusive, and PWM is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of PWM to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in PWM as directors, officers and shareholders of PWM, that directors, officers, employees and shareholders of PWM are or may become similarly interested in the Trust, and that PWM may become interested in the Trust as a shareholder or otherwise.

     15. THIRD PARTY BENEFICIARY. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto.

     16. NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

          (a)  To Berger at:

               Berger Associates, Inc.
               210 University Boulevard
               Denver, Colorado  80206
               Attention:  President
               Phone:  (303) 329-0200
               Fax:  (303) 394-4397

               with a copy to:

               Diane M. Bono, Esq.
               Sonnenschein Nath & Rosenthal
               4520 Main Street, 11th Floor
               Kansas City, Missouri  64111
               Phone:  (816) 932-4400
               Fax:  (816) 531-7545

          (b)  To PWM at:

               Perkins, Wolf, McDonnell & Company
               53 W. Jackson Boulevard
               Suite 818
               Chicago, Illinois  60604
               Attention:  President
               Phone:  (312) 922-0355
               Fax:  (312) 922-0418

               with a copy to:

               Leslie J. Parrette, Jr., Esq.

               Blackwell Sanders Matheny Weary & Lombardi L.C.
               2300 Main Street, Suite 1100
               Kansas City, Missouri  64108
               Phone:  (816) 274-6800
               Fax:  (816) 274-6914

          (c)  To the Trust at:

               Berger Omni Investment Trust
               210 University Boulevard
               Suite 900
               Denver, Colorado  80206

               with a copy to:

               Lester R. Woodward, Esq.
               Davis, Graham & Stubbs LLP
               370 Seventeenth Street, Suite 4700
               Denver, Colorado  80202
               Phone:  (303) 892-9400
               Fax:  (303) 892-7400

     17. CERTAIN DEFINITIONS. As used in this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

     18. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     19. MISCELLANEOUS. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     20. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an originally, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.


                                    BERGER ASSOCIATES, INC.



                                    By:________________________________
                                       Gerard M. Lavin
                                       President


                                    PERKINS, WOLF, MCDONNELL & COMPANY



                                    By:________________________________
                                       Gregory E. Wolf
                                       President
                                   C-10

                                  APPENDIX D

                              FORM OF THE PROPOSED
                            AMENDMENT TO THE TRUST'S
                     RESTATED AND AMENDED DECLARATION OF TRUST

                             AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                         BERGER OMNI INVESTMENT TRUST
                  (formerly known as THE OMNI INVESTMENT FUND)

                          Original Date: April 19, 1990
              As Amended and Restated through: February ______, 1997

                                TABLE OF CONTENTS

ARTICLE I     NAME AND DEFINITIONS                                         D-4
     NAME AND PRINCIPAL PLACE OF BUSINESS                                  D-4
     DEFINITIONS                                                           D-4

ARTICLE II     PURPOSE OF TRUST                                            D-5

ARTICLE III     BENEFICIAL INTEREST                                        D-5
     SHARES OF BENEFICIAL INTEREST                                         D-5
     ESTABLISHMENT OF SERIES AND CLASSES                                   D-6
     OWNERSHIP OF SHARES                                                   D-6
     INVESTMENT IN THE TRUST                                               D-6
     ASSETS AND LIABILITIES OF SERIES AND CLASSES                          D-7
     NO PREEMPTIVE RIGHTS                                                  D-7
     STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY                 D-7

ARTICLE IV     THE TRUSTEES                                                D-8
     MANAGEMENT OF THE TRUST                                               D-8
     ELECTION: INITIAL TRUSTEES                                            D-8
     TERM OF OFFICE OF TRUSTEES                                            D-8
     RESIGNATION AND APPOINTMENT OF TRUSTEES                               D-9
     TEMPORARY ABSENCE OF TRUSTEE                                          D-9
     NUMBER OF TRUSTEES                                                    D-9
     EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE                       D-10
     OWNERSHIP OF ASSETS OF THE TRUST                                      D-10

ARTICLE V     POWERS OF THE TRUSTEES                                       D-10
     POWERS                                                                D-10
     TRUSTEES AND OFFICERS AS SHAREHOLDERS                                 D-13
     ACTION BY THE TRUSTEES                                                D-13
     CHAIRMAN OF THE TRUSTEES                                              D-13

ARTICLE VI     EXPENSES OF THE TRUST                                      D-13
               TRUSTEE REIMBURSEMENT                                      D-13

ARTICLE VII    INVESTMENT ADVISER, PRINCIPAL UNDERWRITER
               AND TRANSFER AGENT                                         D-14
               INVESTMENT ADVISER                                         D-14
     PRINCIPAL UNDERWRITER                                                D-15
     TRANSFER AGENT                                                       D-15
     PARTIES TO CONTRACT                                                  D-15
     PROVISIONS AND AMENDMENTS                                            D-15

ARTICLE VIII     SHAREHOLDERS' VOTING POWERS AND MEETINGS                 D-16
     VOTING POWERS                                                        D-16
     MEETINGS                                                             D-16
     QUORUM AND REQUIRED VOTE                                             D-17

ARTICLE IX     CUSTODIAN                                                  D-17
     APPOINTMENT AND DUTIES                                               D-17
     CENTRAL CERTIFICATE SYSTEM                                           D-17

ARTICLE X     DISTRIBUTIONS AND REDEMPTIONS                               D-18
     DISTRIBUTIONS                                                        D-18
     REDEMPTION OF SHARES                                                 D-19
     DETERMINATION OF NET ASSET VALUE AND VALUATION OF
        PORTFOLIO ASSETS                                                  D-19
     SUSPENSION OF THE RIGHT OF REDEMPTION                                D-19

ARTICLE XI

     COMPENSATION AND LIMITATION OF LIABILITY
     OF TRUSTEES COMPENSATION                                             D-20
     LIMITATION OF LIABILITY                                              D-20

ARTICLE XII     INDEMNIFICATION                                           D-21
     COVERED PERSONS                                                      D-21
     SHAREHOLDERS                                                         D-23

ARTICLE XIII     MISCELLANEOUS                                            D-23
     TRUST NOT A PARTNERSHIP; TRUSTEES, SHAREHOLDERS, ETC.
     NOT PERSONALLY LIABLE; NOTICE                                        D-23
     TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE,
     NO BOND OR SURETY                                                    D-24
     ESTABLISHMENT OF RECORD DATES                                        D-24
     TERMINATION OF TRUST                                                 D-25
     FILING OF COPIES, REFERENCES, HEADINGS, GENDER, ETC.                 D-25
     APPLICABLE LAW                                                       D-26
     AMENDMENTS                                                           D-26
     FISCAL YEAR                                                          D-26
     SEVERABILITY                                                         D-27

                            AMENDED AND RESTATED
                            DECLARATION OF TRUST

                            DATE: February ___, 1997


     AMENDED AND RESTATED DECLARATION OF TRUST (the "DECLARATION OF TRUST"), made __________, 1997, by Robert H. Perkins, Gregory E. Wolf, Burt W. Engelberg, John R. Hall and Keith L. Cook, as Trustees, and by the undersigned, as settlor.

                                  RECITALS

    1. This Trust was organized as a Massachusetts business trust on April 19, 1990 when its original Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts.

    2. On September 30, 1994, the original Declaration of Trust was amended and restated by the Trustees in accordance with Article XIII, Section 7 thereof for the purpose of reducing the par value per share of the Trust from $0.10 to $0.01 as a result of a 10 for 1 subdivision of the Trust's shares outstanding at that time.

    3. On December 12, 1996, the Amended and Restated Declaration of Trust (adopted on September 30, 1994), was amended and restated by the Trustees in accordance with Article XIII, Section 7 thereof for the purpose of supplying omissions, curing defects and correcting or supplementing any defective or inconsistent provisions.

    4. Pursuant to Article XIII, Section 7 of the Amended and Restated Declaration of Trust (adopted on December 12, 1996), this Amended and Restated Declaration of Trust (adopted on the date hereof) restates and integrates and further amends the Amended and Restated Declaration of Trust (adopted on December 12, 1996).

    5. The text of the Amended and Restated Declaration of Trust, as heretofore amended or supplemented, is hereby restated and further amended to read in its entirety as follows:

    NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in trust under this Declaration of Trust as herein set forth below.

                              ARTICLE I

                         NAME AND DEFINITIONS

NAME AND PRINCIPAL PLACE OF BUSINESS

    Section 1. This Trust shall be known as the "Berger Omni Investment Trust", and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. The principal place of business of the Trust shall be Suite 818, 53 West Jackson Boulevard, Chicago, Illinois, or such other place as the Trustees may from time to time determine.

DEFINITIONS

     Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

     (a) The terms "AFFILIATED PERSON", "ASSIGNMENT", "COMMISSION", "INTERESTED PERSON", "MAJORITY SHAREHOLDER VOTE" (the 67 percent or 50 percent requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "PRINCIPAL UNDERWRITER" shall have the meanings given them in the 1940 Act;

     (b) "BYLAWS" means the Bylaws of the Trust, as amended from time to time;

     (c) "CLASS" means any class of Shares of a Series established pursuant to Article III;

     (d) "NET ASSET VALUE" means the net asset value of each Series of the Trust determined in the manner provided in Article X, Section 3;

     (e)   "SERIES" means a series of Shares established pursuant to Article
III;

     (f)   "SHAREHOLDER" means a record owner of Shares;

     (g) "SHARES" means the equal proportionate transferable units of interest into which the beneficial interest of each Series or Class shall be divided from time to time, and includes fractions of shares as well as whole shares consistent with the requirements of Federal and/or other securities laws;

     (h) The "TRUST" refers to The Omni Investment Fund and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

     (i) The "TRUSTEES" refer to the individual Trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

     (j) The "1940 ACT" refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission, all as amended from time to time.

                               ARTICLE II

                             PURPOSE OF TRUST

     Section 1. The purpose of this Trust is to provide investors a continuous source of managed investment in securities and debt instruments selected by the Trustees or by an investment adviser under their direction to carry out the investment policies and achieve the investment objectives of the Trust or any Series thereof.

                               ARTICLE III

                           BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

     Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares which may be of one or more separate and distinct Series or Classes established by the Trustees from time to time. The number of Shares of each Series or Class is unlimited and each Share shall have $0.01 par value or be without par value, as determined by resolution of the Trustees and, when duly issued and paid for in accordance with the terms and conditions of the Trust, shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of the Trust: (a) to issue original or additional Shares at such times and for the amount and type of consideration and on such terms and conditions as they deem appropriate; (b) to establish and to change in any manner Shares of any Series or Classes with such preferences, terms of conversion, exchange privileges, voting powers, rights and privileges as the Trustees may determine (but without a vote of a majority of the outstanding Shares of the Series or Class, as the case may be, voting as a class, the Trustees may not change outstanding Shares in a manner materially adverse to the Shareholders of such Shares); (c) to divide or combine the Shares of any Series or Classes into a greater or lesser number;
(d) to classify or reclassify any issued Shares into one or more Series or Classes of Shares; (e) to abolish any one or more Series or Classes of Shares;
(f) to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; (g) to issue fractional Shares and Shares held in the treasury; and (h) to take such other action consistent with the foregoing with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

     Section 2. The Trust shall consist of one or more Series. The establishment of any Series shall be effective upon the adoption of a resolution of the Trustees setting forth such establishment and designation. The Trustees may divide the Shares of any Series into Classes. In such case, each Class of a Series shall represent interests in the assets of that Series. The Trustees by resolution may designate the relative rights and preferences of the Shares of each Series or Class. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. A Series may issue any number of Shares and need not issue Shares. Each Share of a Series shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class shall be entitled to receive his pro rata share of all distributions made with respect to such Series or Class. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series. The Trustees may change the name of any Series or Class. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by resolution abolish that Series or Class and rescind the establishment and designation thereof.

OWNERSHIP OF SHARES

     Section 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to who are the record holders of Shares and as to the number of Shares held from time to time by each such Shareholder.

INVESTMENT IN THE TRUST

     Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. Such investments may be in the form of cash or securities in which the appropriate Series is authorized to invest, valued in the same manner as are the Trust's portfolio securities as provided in Article X, Section 3. Upon the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full or fractional Shares at the Net Asset Value per Share next determined after the investment is properly received in good form; provided, however, that the Trustees may, in their sole discretion, impose a sales charge upon investments in the Trust.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

     Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof (including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be), shall be referred to as "assets belonging to" that Series. In addition any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes and shall be referred to as assets belonging to that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes or, if appropriate, between or among any one or more of the Series or Classes and any other investment company advised by the same investment adviser, in such manner as the Trustees in their sole discretion deem fair and equitable. In each case, each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.

NO PREEMPTIVE RIGHTS

     Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

     Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property nor any right to call for a partition or division of the same or for an accounting. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

                              ARTICLE IV

                             THE TRUSTEES

MANAGEMENT OF THE TRUST

     Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to fully carry out that responsibility.

ELECTION: INITIAL TRUSTEES

     Section 2. The initial Trustees shall be Robert H. Perkins, Gregory E. Wolf, Burt W. Engelberg, John R. Hall and Keith L. Cook and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of
Article IV. The Trustees shall be elected by the Shareholders of the Trust at the first meeting of Shareholders immediately prior to the date that the Trust acquires assets in addition to the original contribution of the settlor, and the term of office of the initial Trustees in office before such election shall terminate at the time of such election.

TERM OF OFFICE OF TRUSTEES

     Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least three-fourths of the number of Trustees prior to such removal (but not including any Trustee who is the subject of the removal), specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of the Trust by a vote of two-thirds of the outstanding Shares or such lesser vote as may be mandated by the 1940 Act. As used herein, "incapacitated" and "incapacity" shall mean the inability of a Trustee, for a period of 90 days, whether or not consecutive, during a 180 day period, to perform his duties or obligations to the Trust, as determined by at least three-fourths of the number of the remaining Trustees.

RESIGNATION AND APPOINTMENT OF TRUSTEES

     Section 4. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by a recording in the records of the Trust, whereupon the appointment shall take effect. Within three (3) months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust. An appointment of a Trustee may be made by the Trustees then in office and notice thereof mailed to Shareholders as aforesaid in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the applicable provisions of the 1940 Act.

TEMPORARY ABSENCE OF TRUSTEE

     Section 5. Any Trustee may, by power of attorney, delegate his powers hereunder for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two (2) Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

     Section 6. The number of Trustees serving hereunder shall initially be five (5), but may hereafter be increased or decreased at any time by the Trustees provided that there shall be at least three (3).

     Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from The Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is incapacitated by reason of disease or otherwise, the other Trustees shall have all the power hereunder, and the certificate of the other Trustees of such vacancy, absence or incapacity, shall be conclusive, provided, however, that no vacancy shall remain unfilled for a period longer than nine (9) calendar months.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

     Section 7. The death, declination, resignation, retirement, removal, incapacity, or disability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

     Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                              ARTICLE V

                         POWERS OF THE TRUSTEES

POWERS

     Section 1. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in the Declaration of Trust or the Bylaws, the Trustees' power and authority shall include the power and authority:

     (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust.

     (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that right is not therein reserved to the Shareholders.

     (c) To elect and remove such officers and appoint and terminate such agents, independent contractors or delegates as they consider appropriate.

     (d) To employ one or more banks, trust companies or other business firms as custodian of any assets of the Trust subject to any conditions set forth in the law, this Declaration of Trust or in the Bylaws, if any.

     (e) To retain a transfer agent and Shareholder servicing agent, or both.

     (f) To provide for the issuance and distribution of Shares of the Trust or Series or Class thereof, either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself (including issuances and distributions of Shares pursuant to any written plan which meets the requirements of Section 12 of the 1940 Act and Rule 12b-1 thereunder, and any written agreements relating to the implementation of such plan), or both, or to temporarily or permanently discontinue such issuance or distribution.

     (g)   To set record dates in the manner hereinafter provided for.

     (h) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, subagent, custodian, underwriter, independent contractor, delegatee, manager or investment adviser.

     (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XIII, Section 4(b) hereof.

     (j) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

     (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

     (l) To hold any security or property (i) in a form not indicating any trust, whether in bearer, bookkeeping entry, unregistered or other negotiable form, or (ii) either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of investment companies.

     (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of
Article III.

     (n) To allocate assets, liabilities and expenses of the Trust to a particular Series or Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article III.

     (o) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation, partnership, or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation, partnership, or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

     (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

     (q) To pay dividends and other distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

     (r) To borrow money or securities to the extent permitted by the 1940 Act. The Trustees shall not pledge, mortgage or hypothecate the assets of the Trust except that, to secure borrowings, the Trustees may pledge securities.

     (s) To establish, from time to time, a minimum or maximum total, investment for Shareholders, and to require the redemption in whole or in part, of the Shares of any Shareholders (i) whose investment is less than or greater than such minimum or maximum, as the case may be, or (ii) by lot or other means the Trustees deem equitable, sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for qualification of any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "CODE") and to refuse to transfer or issue any Shares to any person whose acquisition of Shares in question would, in the Trustee's judgment, result in such disqualification, upon giving notice to such Shareholder.

     (t) To adopt such form or forms of Share certificates as the Trustees may, from time to time, deem appropriate.

     (u) Such other powers and authority as are commonly exercised by or permitted to investment companies.

     The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order. In construing this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees.

                                 -D-12

TRUSTEES AND OFFICERS AS SHAREHOLDERS

     Section 2. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares, and all subject to any restrictions which may be contained in the Bylaws.

ACTION BY THE TRUSTEES

     Section 3. The Trustees shall act by majority vote at a meeting duly called at which a quorum is present or by unanimous written consent without a meeting. Trustees may participate in any meeting in person or by telephone conference provided that all participants are able to hear one another, subject to any requirement under the 1940 Act that a particular action be taken at a meeting of the Trustees in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or at his order or discretion or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee in the manner provided in the Bylaws. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Any written consent or waiver may be provided and delivered to the Trust by facsimile or other similar electronic mechanism.

CHAIRMAN OF THE TRUSTEES

     Section 4. The Trustees may appoint one of their number to be a non-officer Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, and he may be without limitation the chief executive, financial and accounting officer of the Trust.

                               ARTICLE VI

                           EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

     Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, interest expenses, taxes, fees and commissions of every kind, expenses of pricing Trust portfolio securities, expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, under Federal and State laws and regulations, charges of custodians, transfer agents, and registrars, expenses of preparing and setting up in type Prospectuses and Statements of Additional Information, expenses of printing and distributing Prospectuses sent to existing Shareholders, auditing and legal expenses, reports to Shareholders, expenses of meetings of Shareholders and proxy solicitations therefor, insurance expenses, association membership dues and for such non-securing items as may arise, including litigation to which the Trust is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities. The Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.


                           ARTICLE VII

               INVESTMENT ADVISER, PRINCIPAL UNDERWRITER
                          AND TRANSFER AGENT

INVESTMENT ADVISER

     Section 1. Subject to the requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical and research facilities and service and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

     The Trustees may, subject to applicable requirements of the 1940 Act, including those relating to Shareholder approval, authorize the investment adviser to employ one or more subadvisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and subadviser. Any reference in this Declaration of Trust to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

PRINCIPAL UNDERWRITER

     Section 2. The Trustees may in their discretion from time to time enter into contract(s) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this
Article VII, or of the Bylaws, if any; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

     Section 3. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and/or Shareholder services. The contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

     Section 4. The Trust may enter into any contract with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, partner or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this
Article VII or the Bylaws, if any.

PROVISIONS AND AMENDMENTS

     Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII and any amendments thereof shall be consistent with and subject to the requirements of the 1940 Act (including any amendments thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof.

                                 -D-15

                                ARTICLE VIII

                  SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

     Section 1. The Shareholders shall have power to vote (i) for the election of Trustees as provided in Article IV, Section 2, (ii) for the removal of Trustees as provided in Article IV, Section 3(d), (iii) with respect to any investment advisory or management contract as provided in
Article VII, Section 1, (iv) with respect to the amendment of this Declaration of Trust as provided in Article XIII, Section 7, (v) to the same extent as the shareholders of a Delaware business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring any derivative or class action on behalf of any other Series or Class of the Trust, and (vi) with respect to such additional matters relating to the Trust as may be required or authorized by Federal or state law, by this Declaration of Trust, or the Bylaws, if any, or any registration of the Trust with the Securities and Exchange Commission (the "COMMISSION"), as the Trustees may consider desirable. On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series or Class, except
(i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series or Class or (ii) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, then only the Shareholders of such Series or Classes shall be entitled to vote thereon.

     Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. The Bylaws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of the Trust or of any Series or Class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Until Shares of a Series or Class are issued, as to that Series or Class the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Declaration of Trust or the Bylaws.

MEETINGS

     Section 2. The first Shareholders' meeting shall be held at the time specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series or Class may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-fifth (1/5th) of the outstanding Shares of such Series or Class entitled to vote, except in cases where a lesser percentage of such Series of Class is required by the 1940 Act. Whenever ten (10) or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least ten (10) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

     Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or the 1940 Act, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned.

                               ARTICLE IX

                               CUSTODIAN

APPOINTMENT AND DUTIES

     Section 1. The Trustees shall at all times employ one or several banks, trust companies, or other business firms, which may be Interested Persons of the Trust, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws:

     (1) to hold the securities owned by the Trust and deliver the same upon written order;

     (2) to receive and give receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

     (3) to disburse such funds upon orders or vouchers; and the Trust may also employ such custodian or custodians as its agent:

           (i) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

           (ii) to compute, if authorized to do so by the Trustees, the Net Asset Value of any Series or Class in accordance with the provisions hereof;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian(s). If so directed by a Majority Shareholder Vote, the custodian(s) shall deliver and pay over all property of the Trust held by it as specified in such vote.
     The Trustees may also authorize the custodian(s) to employ one or more sub-custodians, which may be Interested Persons of the Trust from time to time to perform such of the acts and services of the custodians and upon such terms and conditions, as may be agreed upon between the custodian(s) and such sub-custodian(s) and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, trust company or other business firm organized under the laws of the United States or one of the states thereof or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act.

CENTRAL CERTIFICATE SYSTEM

     Section 2. Subject to such rules, regulations and order as the Commission may adopt, the Trustees may direct the custodian(s) to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

                               ARTICLE X

                     DISTRIBUTIONS AND REDEMPTIONS

DISTRIBUTIONS

     Section 1.

     (a) The Trustees may from time to time declare and pay dividends and other distributions. The amount of such dividends and other distributions and the payment of them shall be wholly in the discretion of the Trustees.

     (b) The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends and other distributions on Shares of a particular Series, from the assets belonging to that Series, which dividends or other distributions, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series at the election of the Trustees or each Shareholder of that Series. All dividends and other distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series they held on the record date established for such payment, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series.

REDEMPTION OF SHARES

     In case any holder of record of Shares of a particular Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series, in accordance with any procedures established by the Trustees, a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series redeem or purchase the Shares in accordance with this Section 2; and the Shareholders so requesting shall be entitled to require the Series to redeem or purchase, and the Series or the Principal Underwriter of the Series shall redeem or purchase his said Shares, but only at the next determined Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed or purchased, as aforesaid, in cash or, if permitted by law, at the Trustees' election in kind from the assets of that Series and payment for such Shares shall be made by the Series or the Principal Underwriter of the Series to the Shareholder of record within seven
(7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

     The term "NET ASSET VALUE" of any Series shall mean that amount which the assets of each Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time the Trustees may cause the value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

      Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration or suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the next-determined Net Asset Value per Share after the termination of the suspension.

                            ARTICLE XI

               COMPENSATION AND LIMITATION OF LIABILITY
                      OF TRUSTEES COMPENSATION
     Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

LIMITATION OF LIABILITY

     Section 2. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Every note, bond, contract, instrument, certificate or undertaking and every other act or obligation whatsoever executed or performed by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                             ARTICLE XII

                            INDEMNIFICATION

COVERED PERSONS

     Section 1.

     (a)     Subject to the exceptions and limitations contained in paragraph
(b) of this Section 1 below:

             (i) every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "COVERED PERSON") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)    No indemnification shall be provided hereunder to a Covered
Person:

             (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless, and only to the extent that, such court or body shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, the Covered Person is fairly and reasonably entitled to indemnification or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

           (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                   (A)   by the court or other body approving the settlement;

                   (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

       (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

       (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 1 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 1; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 1.

         (e) The Trust shall be entitled to assume the defense of any such claim, suit, action or proceeding, with counsel approved by the Covered Person to be indemnified, upon the delivery to such Covered Person of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Covered Person to be indemnified, and the retention of such counsel by the Trust, the Trust will not be liable to the Covered Person to be indemnified for any fees of counsel subsequently incurred by such Covered Person with respect to the same proceeding, provided that (i) such Covered Person shall have the right to employ his own counsel in any such claim, suit, action or proceeding at his own expense and (ii) if (A) the employment of counsel by such Covered Person has been previously authorized by the Trust,
(B) such Covered Person shall have reasonably concluded that there may be a conflict of interest between the Trust and such Covered Person in the conduct of any such defense, or (C) the Trust shall not, in fact, have employed counsel to assume the defense of such claim, suit, action or proceeding, then the fees and expenses of any counsel retained by such Covered Person shall be at the expense of the Trust.

      (f) If this Section 1 is revoked or amended to eliminate or reduce the effect thereof, the indemnification and advancement of expenses provided by, or granted pursuant to, this Section 1 shall continue to be effective for Covered Persons entitled to indemnification hereunder prior to such revocation or amendment with respect to matters arising prior to such revocation or amendment. Nothing herein is intended to require or shall be construed as requiring the Trust to do or fail to do any act in violation of applicable law.

SHAREHOLDERS

     Section 2. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expenses arising from such liability. The Trust, on behalf of the Series, shall, upon request by the Shareholder, assume the defense of any such claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                               ARTICLE XIII

                               MISCELLANEOUS

TRUST NOT A PARTNERSHIP; TRUSTEES, SHAREHOLDERS, ETC.
NOT PERSONALLY LIABLE; NOTICE
     Section 1. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice that this Declaration of Trust is on file with the Secretary of

The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders individually.

TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE,
NO BOND OR SURETY

     Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XIII and to Article XII, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XIII and to Article XII, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

     Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

TERMINATION OF TRUST

     Section 4.


    (a) This Trust shall continue without limitation of time but subject to the provisions of paragraph (b) of this Section 4.

    (b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may:

           (i) sell and convey all or substantially all the assets of the trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or

           (ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.

     Upon making provision for the payment of all such liabilities in either
(i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding; however, the payment to any particular Class of such Series may be reduced by any fees, expenses or charges allocated to that Class or Series.

     (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in paragraph (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

FILING OF COPIES, REFERENCES, HEADINGS, GENDER, ETC.

     The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental declaration of trust. In this instrument or in any such supplemental declaration of trust, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts, each of which shall be deemed an original. In the case of all terms used in this instrument, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context requires.

APPLICABLE LAW

     Section 6. The trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered (a) according to the laws of said Commonwealth and (b) in a manner not inconsistent with the provisions of the 1940 Act. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

AMENDMENTS

     Section 7. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XIII.

FISCAL YEAR

     Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust. The Trust's principal business address is:

                              Suite 818
                              53 West Jackson Boulevard
                              Chicago, Illinois 60604

or such other address as the Trustees may determine from time to time.

The Trust's registered agent in Massachusetts is:

                            CT Corporation System
                            2 Oliver Street
                            Boston, MA 02109

The Trust's principal business address in Massachusetts is:

                            CT Corporation System
                            2 Oliver Street
                            Boston, MA 02109

SEVERABILITY

     Section 9.  The provisions of this Declaration of Trust are severable.
If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of this Declaration of Trust.

     IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument this ____ day of February, 1997.


                                    TRUSTEES:



                                    ______________________________________
                                    KEITH L. COOK



                                    ______________________________________
                                    BURT W. ENGELBERG



                                   _____________________________________
                                   JOHN R. HALL



                                   ______________________________________
                                   ROBERT H. PERKINS



                                   ______________________________________
                                   GREGORY E. WOLF



                                   SETTLOR:



                                   _______________________________________
                                   ROBERT H. PERKINS

                         ACKNOWLEDGMENTS

                      THE STATE OF ILLINOIS


Cook, ss.                                     Chicago, February ___, 1997

     Then personally appeared the above named Keith L. Cook, Jr. and acknowledged the foregoing instrument to be his free act and deed, before me,


                                    ________________________________________
                                    Notary Public
                                    My Commission expires:




Suffolk, ss.                                   Chicago, February ___, 1997

     Then personally appeared the above named Burt W. Engelberg and acknowledged the foregoing instrument to be his free act and deed, before me,


                                    __________________________________________
                                    Notary Public
                                    My Commission expires:


Suffolk, ss.                                   Chicago, February ___, 1997

     Then personally appeared the above named John R. Hall and acknowledged the foregoing instrument to be his free act and deed, before me,



                                   ________________________________________
                                   Notary Public
                                   My Commission expires:

Suffolk, ss.                                  Chicago, February ___, 1997

     Then personally appeared the above named Robert H. Perkins and acknowledged the foregoing instrument to be his free act and deed, before me,



                                    _________________________________________
                                    Notary Public
                                    My Commission expires:


Cook, ss.                                     Chicago, February ___, 1997

     Then personally appeared the above named Gregory E. Wolf and acknowledged the foregoing instrument to be his free act and deed, before me,


                                    _________________________________________
                                    Notary Public
                                    My Commission expires:

PROXY                                                            PROXY

                  [LOGO OF THE OMNI INVESTMENT FUND]

THE OMNI INVESTMENT FUND

FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 13, 1997

     The undersigned shareholder of THE OMNI INVESTMENT FUND (the "Fund"), a series of the Massachusetts business trust also known as The Omni Investment Fund (the "Trust"), hereby appoints Robert H. Perkins, Gregory E. Wolf, and
N. Theodore Hans, or any one of them, with power of substitution and revocation, the true and lawful proxies to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on February 13, 1997, at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois, at 10:00 a.m. (Chicago time), and at any adjournments thereof. The undersigned authorizes and instructs the proxies to vote as indicated on the reverse side hereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE PROXIES NAMED WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THE CHOICE MADE ON THIS CARD. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED FOR THE MATTER PRESENTED.

     Please sign EXACTLY as your name(s) appear on your shareholder account statement. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give full title as such. If a corporation, partnership, or limited liability company, please sign the full name by an authorized officer, partner, member or manager. If shares are owned jointly, all parties should sign.

Dated: ____________, 1997               ___________________________________
                                        Signature

                                        ___________________________________
                                        Title (If applicable)

                                        ____________________________________
                                        Signature (If held jointly)

                                        ____________________________________
                                        Title (if applicable)

                                 (Over)


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

   IMPLEMENTATION OF EACH OF PROPOSALS 1, 2, 3 AND 4 IS CONDITIONAL UPON SHAREHOLDER APPROVAL OF ALL OF SUCH PROPOSALS.

1.  Election of 10 Trustees:

Dennis E. Baldwin
William M. B. Berger
Louis R. Binder
Katherine A. Cattanach
Lucy Black Creighton
Paul R. Knapp
Gerard M. Lavin
Harry T. Lewis, Jr.
Michael Owen
William Sinclaire

    INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.


_____  For all nominees listed above (except as marked to the contrary above)

_____  Withhold authority to vote for all nominees listed above

_____  Abstain

2. Approval of a new Investment Advisory Agreement in respect to the FUND between the Trust and Berger Associates, Inc. under which Berger Associates, Inc. would become the Fund's investment adviser:

_____  For

_____  Against

_____  Abstain

3. Approval of a Sub-Advisory Agreement with respect to the FUND between Perkins, Wolf, McDonnell & Company and Berger Associates, Inc. under which Perkins, Wolf, McDonnell & Company would become the Fund's sub-adviser:

_____  For

_____  Against

_____  Abstain

4. Approval of the Trust's Amended and Restated Declaration of Trust for the purpose of permitting the Fund to adopt multiple classes of shares:

_____  For

_____  Against

_____  Abstain

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.